       As filed with the Securities and Exchange Commission on April 28, 2000

                                       Securities Act Registration No. 333-22467
                                       Investment Company Act File No. 811-08073

                       ----------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                            -----------------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 3

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 4

                       State Farm Variable Product Trust

               -------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


       One State Farm Plaza, Bloomington, Illinois            61710-0001

       ---------------------------------------                ---------
       (Address of Principal Executive Offices)               (Zip Code)

      Registrant's Telephone Number, including Area Code    (309) 766-2029


                                             Janet Olsen
                                             Bell Boyd & Lloyd LLC
Roger Joslin                                 Three First National Plaza
One State Farm Plaza                         70 West Madison St., Suite 3300
Bloomington, Illinois 61710-0001             Chicago, Illinois 60602

                  ------------------------------------------
                  (Names and addresses of agents for service)


                 ----------------------------------------------
                 Amending Parts A, B and C, and filing exhibits
                 ----------------------------------------------

               It is proposed that this filing will become effective:
                    [ ] immediately upon filing pursuant to rule 485(b)
                    [X] on May 1, 2000 pursuant to rule 485(b)
                    [ ] 60 days after filing pursuant to rule 485(a)(1)
                    [ ] on May 1, 1999 pursuant to rule 485(a)(1)
                    [ ] 75 days after filing pursuant to rule 485(a)(2)
                    [ ] on ___________ pursuant to rule 485(a)(2)

              -----------------------------------------------------------

                       STATE FARM VARIABLE PRODUCT TRUST

                               MONEY MARKET FUND
                          LARGE CAP EQUITY INDEX FUND
                          SMALL CAP EQUITY INDEX FUND
                        INTERNATIONAL EQUITY INDEX FUND
                                   BOND FUND
                          STOCK AND BOND BALANCED FUND

                             ---------------------

The Securities and Exchange Commission has not approved or disapproved the shares of the funds or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                            PROSPECTUS--MAY 1, 2000

                               TABLE OF CONTENTS


                                                                PAGE
                                                              --------
INTRODUCTION................................................      3
        Money Market Fund...................................      4
        Equity Index Funds..................................      5
        Bond Fund...........................................     10
        Stock and Bond Balanced Fund........................     12
HOW THE FUNDS INVEST........................................     14
        Money Market Fund...................................     14
        Equity Index Funds..................................     15
        Bond Fund...........................................     17
        Stock and Bond Balanced Fund........................     17
MANAGING THE INVESTMENTS OF THE FUNDS.......................     19
TAXES.......................................................     21
FINANCIAL HIGHLIGHTS........................................     22


-------
     2

                                  INTRODUCTION
--------------------------------------------------------------------------------

    State Farm Variable Product Trust has six separate investment portfolios or "Funds." Shares of each Fund are offered exclusively in connection with variable annuity and variable life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. Each Fund is a separate investment portfolio with its own investment objective, investment policies, restrictions, and attendant risks. This prospectus describes each Fund--please read it and retain it for future reference.


    The Funds have different levels of short-term risk--the likely volatility of a Fund's total return and its potential for gain or loss over a relatively short time period. In the opinion of State Farm Investment Management Corp., the investment adviser to the Funds, the relative short-term risk of each of the Funds is shown on a spectrum like this:


                                     [LOGO]


    While historical performance is no guarantee of future results, an historical observation has been made that lower short-term risk may lead to lower returns over long time periods. Accordingly, investors should consider their investment time horizon (the length of time that an investor expects to hold an investment) in deciding the amount of short-term risk that they are willing to tolerate. The longer the investors' time horizon is, the more short-term risk they may be willing to tolerate in seeking to achieve their investment goals.


ALL RISK IS NOT THE SAME.

    Different types of mutual funds (for example, stock funds versus bond funds) are subject to different types of risk. Each Fund, to varying degrees, is subject to several types of risk, including the following:

CREDIT RISK--The risk that the issuer of a security, or a party to a contract, will default or otherwise not honor a financial obligation.

INTEREST RATE RISK--The risk of a decline in market value of an interest bearing instrument due to changes in interest rates. For example, a rise in interest rates typically will cause the value of a fixed rate security to fall. On the other hand, a decrease in interest rates will cause the value of a fixed rate security to increase.

LIQUIDITY RISK--The risk that a security or other investment may be difficult or impossible to sell at the time the Fund would like to sell it for the value the Fund has placed on it.

MANAGEMENT RISK--The risk that a strategy used by a Fund's investment adviser may fail to produce the desired result. This risk is common to all mutual funds.

MARKET RISK--The risk that the market value of a security may increase or decrease, sometimes rapidly and unpredictably. This risk is common to all stocks and bonds and the mutual funds that invest in them.

VALUATION RISK--The risk that a Fund has valued certain securities at a higher price than it can sell them for. This risk is common where the security is from a relatively new issuer with little or no previous market history and a mutual fund's management is called upon to assign a value to the security.

    THE RISK SPECTRUM IS INTENDED TO BE USED FOR COMPARATIVE PURPOSES ONLY AND IS NOT AN INDICATOR OF FUTURE VOLATILITY OR PERFORMANCE.

                                                                         -------

                               MONEY MARKET FUND


INVESTMENT OBJECTIVE--The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

INVESTMENT ADVISER--State Farm Investment Management Corp. ("SFIM")

INVESTMENT STRATEGIES

HOW DOES THIS FUND PURSUE ITS INVESTMENT OBJECTIVE?

    Unlike most other mutual funds, the Money Market Fund seeks to maintain a stable net asset value of $1.00 per share. This Fund invests exclusively in short-term U.S. dollar-denominated money market securities, including those issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations, such as the World Bank.

RISKS

WHAT ARE THE MAIN RISKS OF INVESTING IN THE MONEY MARKET FUND?

                                     [LOGO]

    Given the types of securities that the Money Market Fund invests in, the level of risk associated with the Money Market Fund is lower than most other types of mutual funds. However, every investment involves some level of risk.

    As with any money market mutual fund, the yield paid by the Fund will vary with changes in interest rates. Also, there is a remote possibility that the Fund's share value could fall below $1.00, which could reduce the value of your account.


    AN INVESTMENT IN THE MONEY MARKET FUND IS NOT A DEPOSIT OF ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT BY MAINTAINING A STABLE NET ASSET VALUE OF $1.00 PER SHARE, THE FUND MAY NOT SUCCEED AND YOU MAY STILL LOSE MONEY BY INVESTING IN THE FUND.



HOW HAS MONEY MARKET FUND PERFORMED?



    The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the Fund's total return for calendar year 1999. The table shows the Fund's average annual total return for the periods listed. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1999          4.77%
Total Return


The Fund's best and worst quarters during the last year were:



Best quarter: 1.31%,
    during the fourth quarter of 1999.



Worst quarter: 1.10%,
    during the first quarter of 1999.


-------
     4

    The following table shows the average annual total return on an investment in the Fund for the period 1/29/98 to 12/31/99 and for the 1-year period ended December 31, 1999:



                                      MONEY MARKET FUND
                                      -----------------
1/29/98 to 12/31/99                         4.97%
1 year                                      4.77%



    The 7-day yield on December 31, 1999 was 5.46% for the Money Market Fund.



INVESTOR PROFILE



WHO SHOULD CONSIDER INVESTING IN THE MONEY MARKET FUND?



    You May Want to Consider Investing in This Fund If You:



- require stability of principal



- are seeking an investment for the cash portion of an asset allocation program



- are looking for an investment with a lower degree of risk during uncertain economic times or periods of stock market volatility



- consider yourself a saver rather than an investor



- are participating in a dollar cost averaging program under your variable life insurance or annuity contract



    You May Not Want to Invest in This Fund If You:



- are seeking an investment that is likely to outpace inflation



- are investing for retirement or other longer term goals



- are investing for growth or maximum current income



                              EQUITY INDEX FUNDS--
                          LARGE CAP EQUITY INDEX FUND
                          SMALL CAP EQUITY INDEX FUND
                        INTERNATIONAL EQUITY INDEX FUND


    The Large Cap, Small Cap, and International Equity Index Funds are equity index Funds that invest mostly in stocks. By investing in a broad range of stocks within a specific index (a "benchmark index"), each of these Funds seeks to match the performance of its benchmark index, whether that index goes up or down.

WHAT IS AN EQUITY INDEX?

    An equity index is an unmanaged group of stocks used to measure and report changes in a particular market. An index may be comprised of many stocks and designed to be representative of the overall market, or made up of a smaller number of stocks and designed to reflect a particular industry or market sector. The composition of an index is determined by the criteria set by the index (i.e., market capitalization) rather than an investment strategy developed by an investment adviser like SFIM. An index is not a mutual fund and you cannot invest in an index. The composition and weighting of securities in an index can, and often does, change.

    AN INVESTMENT IN AN EQUITY INDEX FUND IS NOT A DEPOSIT IN ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

INVESTMENT OBJECTIVES

LARGE CAP EQUITY INDEX FUND--The Large Cap Equity Index Fund seeks to match the performance of the Standard & Poor's Composite Index of 500

                                                                         -------

Stocks-Registered Trademark-(1) by investing in the securities that make up the S&P 500. The S&P 500 tracks the common stock performance of 500 large U.S. companies in the manufacturing, utility, transportation and financial industries.

SMALL CAP EQUITY INDEX FUND--The Small Cap Equity Index Fund seeks to match the performance of the Russell 2000 Small Stock Index-Registered Trademark-(2). This Fund invests primarily in some of the stocks found in the Russell 2000. The Russell 2000 tracks the common stock performance of about 2,000 small U.S. companies.

INTERNATIONAL EQUITY INDEX FUND--The International Equity Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australia, and Far East Free Index-Registered Trademark- (the "EAFE Free")(3). This Fund invests primarily in some of the stocks found in the EAFE Free. The EAFE Free tracks the common stock (or equivalent) performance of companies in which U.S. investors can invest in Europe, Australia, New Zealand and the Far East.

    The providers of the benchmark indices calculate those indexes without taking the Funds into account, and do not sponsor or endorse the Funds in any way.

    INVESTMENT ADVISER--SFIM

    INVESTMENT SUB-ADVISER--Barclays Global Fund Advisors ("Barclays")

INVESTMENT STRATEGIES

HOW DO THE EQUITY INDEX FUNDS PURSUE THEIR RESPECTIVE INVESTMENT OBJECTIVES?

    Barclays does not manage the equity index Funds according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, Barclays utilizes a "passive" or indexing investment approach for each equity index Fund. As a passive manager, Barclays seeks to achieve investment performance that is similar to a benchmark index. Barclays selects stocks for the equity index Fund's portfolio so that the investment portfolio of each Fund is as similar as possible to that of its benchmark.

    Each equity index Fund attempts to remain as fully invested as practicable in a pool of stocks and other equity securities that comprise the applicable benchmark index in a manner that is expected to approximate the performance of the benchmark index. Under normal operating conditions, each equity index Fund seeks to invest at least 90% of its total assets in stocks that are represented in its benchmark index and will at all times invest a substantial portion of its total assets in such stocks.

------------------------------

(1) "Standard & Poor's," "S&P," "S&P 500" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Trust. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. For more information regarding the S&P 500 Index, see the Trust's Statement of Additional Information.

(2) The Russell 2000 Small Stock Index is a trademark/service mark, and "Russell" is a trademark, of the Frank Russell Company. The Fund is not sponsored, endorsed, sold or promoted by the Frank Russell Company, and the Frank Russell Company makes no representation regarding the advisability of investing in the Fund. For more information regarding the Russell 2000 Index, see the Trust's Statement of Additional Information.

(3) EAFE Free is the exclusive property of Morgan Stanley & Co. Incorporated ("Morgan Stanley"). Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by the Trust. The Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty regarding the advisability of investing in the Fund. For more information regarding the EAFE Free, see the Trust's Statement of Additional Information.

-------
     6

RISKS

WHAT ARE THE MAIN RISKS OF INVESTING IN AN EQUITY INDEX FUND?

                                     [LOGO]

    Each equity index Fund has risks that are unique to the issuers of the securities in which it invests. The equity index Funds are subject to market risk and there is a risk that you will lose money by investing in these Funds. For a more detailed discussion of the risks associated with each equity index Fund and the portfolio securities of each equity index Fund, please refer to the section entitled "HOW THE FUNDS INVEST--EQUITY INDEX FUNDS" later in this prospectus.

- Each equity index Fund attempts to match the performance of its respective benchmark index, but there is no guarantee that any of the Funds will be able to do so.

- Because the Small Cap and International Equity Index Funds do not invest in every security in their benchmark index, the Small Cap and International Equity Index Funds will not track their benchmark indices with the same degree of accuracy as would an investment vehicle that invested in every component security of its benchmark index. To learn more about how the equity index Funds select the stocks in which they invest, please read the section entitled "HOW THE FUNDS INVEST--EQUITY INDEX FUNDS" later in this prospectus.

- The equity index Funds try to stay fully invested at all times. Even when stock prices are falling, the equity index Funds will stay fully invested and each Fund may decline more than the Fund's benchmark index.

ARE THERE ANY SPECIFIC RISKS ASSOCIATED WITH INVESTING IN SECURITIES OF SMALL CAPITALIZATION ISSUERS?

- Yes. Small capitalization companies may not have the financial strength to do well in difficult times, or may have limited product lines. The stocks of small issuers are often more volatile than the stocks of large companies.

DO ANY OF THE EQUITY INDEX FUNDS INVEST IN SECURITIES ISSUED BY FOREIGN
COMPANIES?


- Yes. The International Equity Index Fund invests all of its assets in foreign companies, and the Large Cap Equity Index Fund may make foreign investments. Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates.



HOW HAS LARGE CAP EQUITY INDEX FUND PERFORMED?



    The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the Fund's total return for calendar year 1999. The table compares the Fund's average annual total return for the periods listed to a market index. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.


                                                                         -------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1999          20.36%
Total Return


The Fund's best and worst quarters during the last year were:



Best quarter: 14.63%,
    during the fourth quarter of 1999.



Worst quarter: -6.21%,
    during the third quarter of 1999.



    The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 1/22/98 to 12/31/99 and for the 1-year period ended December 31, 1999:



                             LARGE CAP
                            EQUITY INDEX   S&P 500
                                FUND        INDEX*
                            ------------   --------
1/22/98 to 12/31/99            25.59%       26.07%
1 year                         20.36%       21.04%


------------------------


 * The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.



   The S&P 500 Index represents an unmanaged group of stocks that differ from the composition of the Large Cap Equity Index Fund. Unlike an investment in the Large Cap Equity Index Fund, returns of the S&P 500 Index do not reflect expenses of investing.



HOW HAS SMALL CAP EQUITY INDEX FUND PERFORMED?



    The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the Fund's total return for calendar year 1999. The table compares the Fund's average annual total return for the periods listed to a market index. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1999          20.24%
Total Return


The Fund's best and worst quarters during the last year were:



Best quarter: 18.37%,
    during the fourth quarter of 1999.



Worst quarter: -6.29%,
    during the third quarter of 1999.



    The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 1/29/98 to 12/31/99 and for the 1-year period ended December 31, 1999:



                           SMALL CAP
                          EQUITY INDEX     RUSSELL
                              FUND       2000 INDEX*
                          ------------   -----------
1/29/98 to 12/31/99           8.98%          9.74%
1 year                       20.24%         21.26%


------------------------


 * The Russell 2000-Registered Trademark- Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000-Registered Trademark- Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Equity Index Fund, returns of the Russell 2000 Index do not reflect expenses of investing.



HOW HAS INTERNATIONAL EQUITY INDEX FUND PERFORMED?



    The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the Fund's total return for calendar year 1999.


-------
     8

The table compares the Fund's average annual total return for the periods listed to a market index. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1999          26.21%
Total Return


The Fund's best and worst quarters during the last year were:



Best quarter: 17.15%,
    during the fourth quarter of 1999.



Worst quarter: 1.12%,
    during the first quarter of 1999.



    The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 1/22/98 to 12/31/99 and for the 1-year period ended December 31, 1999:



                         INTERNATIONAL
                         EQUITY INDEX    EAFE FREE
                             FUND         INDEX*
                         -------------   ---------
1/22/98 to 12/31/99          22.74%        22.83%
1 year                       26.21%        26.72%


------------------------


 * The Morgan Stanley Capital International Europe, Australia and Far East Free (EAFE-Registered Trademark- Free) index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East and takes into account local market restrictions on share ownership by foreigners. EAFE-Registered Trademark- Free is meant to reflect actual opportunities for foreign investors in a local market. Unlike an investment in the International Equity Index Fund, returns of the EAFE Free Index do not reflect expenses of investing.



INVESTOR PROFILE



WHO SHOULD CONSIDER INVESTING IN AN EQUITY INDEX FUND?



    You May Want to Invest in An Equity Index Fund If You:



- can tolerate the price fluctuations and volatility that are inherent in investing in a broad based stock mutual fund



- want to invest in stocks, but with an indexing approach



- want to diversify your investments



- are seeking funds for the growth portion of an asset allocation program



- are investing for retirement or other goals that are many years in the future



    You May Not Want to Invest in An Equity Index Fund If You:



- are investing with a shorter investment time horizon in mind



- are seeking income rather than capital gains



- are uncomfortable with an investment whose value is likely to vary substantially


                                                                         -------

                                   BOND FUND


INVESTMENT OBJECTIVE--The Bond Fund seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains. This Fund invests primarily in good quality bonds issued by domestic companies.

INVESTMENT ADVISER--SFIM

INVESTMENT STRATEGIES

HOW DOES THIS FUND PURSUE ITS INVESTMENT OBJECTIVE?


    The Bond Fund emphasizes investment grade bonds and maintains an intermediate (typically, less than 6 years) average portfolio duration. Under normal circumstances, the Fund invests at least 80% of its assets in investment grade bonds or, if a bond has not been rated by a recognized rating organization, bonds determined to be of comparable quality by SFIM. A bond is investment grade if Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") have rated the bond in one of their respective four highest rating categories. The Fund may invest in the following instruments:



- Corporate debt securities: investment grade securities issued by domestic and foreign corporations and, to a limited extent (up to 20% of its assets), in lower rated securities.



- U.S. Government debt securities: securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.



- Foreign Government debt Securities: investment grade securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars.



- Asset Backed & Mortgage Backed Securities: investment grade securities backed by mortgages, consumer loans & other assets.



- Other issuer debt securities: the Fund may invest up to 20% of its assets in debt securities and preferred stocks that are convertible into common stocks as well as nonconvertible preferred stocks or securities.


RISKS

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

                                     [LOGO]


    As with most income mutual funds, the Bond Fund is subject to interest rate risk and credit risk and you could lose money by investing in the Fund. Other factors also may affect the market price and yield of the Fund's securities, including investor demand, the average maturity of the Bond Fund's portfolio securities, and domestic and worldwide economic conditions. To the extent that the Fund invests in NON-INVESTMENT GRADE SECURITIES, the Fund is also subject to above-average credit, market and other risks.


    These risks, and the risks associated with other higher-risk securities and practices that the Fund may utilize, are described in more detail later in this prospectus.


    AN INVESTMENT IN THIS FUND IS NOT A DEPOSIT IN ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


-------
     10

HOW HAS BOND FUND PERFORMED?



    The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the Fund's total return for calendar year 1999. The table compares the Fund's average annual total return for the periods listed to a market index. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1999          -0.57%
Total Return


The Fund's best and worst quarters during the last year were:



Best quarter: 0.65%,
    during the third quarter of 1999.



Worst quarter: -0.83%,
    during the second quarter of 1999.



    The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 1/22/98 to 12/31/99 and for the 1-year period ended December 31, 1999:



                                      LEHMAN BROTHERS
                                         COVT/CORP
                             BOND      INTERMEDIATE
                             FUND         INDEX*
                           --------   ---------------
1/22/98 to 12/31/99          2.99%          3.83%
1 year                      -0.57%          0.39%


------------------------


 * The Lehman Brothers Government/Corporate Intermediate Index contains approximately 4,700 U.S. Government and corporate bonds maturing within one to ten years and an outstanding par value of at least $100 million.



    The Lehman Brothers Government/Corporate Intermediate Index represents an unmanaged group of bonds that differ from the composition of the Bond Fund. Unlike an investment in the Bond Fund, returns of the Lehman Brothers Government/Corporate Intermediate Index do not reflect expenses of investing.



INVESTOR PROFILE



WHO SHOULD CONSIDER INVESTING IN THE BOND FUND?



    You May Want to Invest in This Fund If You:



- are seeking higher potential returns than money market funds and are willing to accept a moderate level of volatility



- want to diversify your investments



- are seeking an income mutual fund for an asset allocation program,



                                       or



- are retired or nearing retirement



    You May Not Want to Invest in This Fund If You:



- are investing for maximum return over a long time horizon



- require stability of your principal


                                                                         -------

                          STOCK AND BOND BALANCED FUND


INVESTMENT OBJECTIVE--The Stock and Bond Balanced Fund seeks long-term growth of capital, balanced with current income.

INVESTMENT ADVISER--SFIM

INVESTMENT STRATEGIES

HOW DOES THIS FUND PURSUE ITS INVESTMENT OBJECTIVE?

    The Stock and Bond Balanced Fund invests substantially all of its assets in shares of the Large Cap Equity Index Fund and the Bond Fund.

RISKS

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

                                     [LOGO]

    As with any mutual fund that invests in stocks and bonds, the Fund is subject to MARKET, INTEREST RATE and CREDIT RISKS and there is a risk that you will lose money by investing in this Fund.

    Because the Stock and Bond Balanced Fund invests substantially all its assets in the Large Cap Equity Index Fund and the Bond Fund, the risks of investing in the Stock and Bond Balanced Fund are the same as the risks of investing in those underlying funds. Before you invest, please carefully read the section entitled "How the Funds Invest--Stock and Bond Balanced Fund" later in this prospectus.

    The Stock and Bond Balanced Fund is "non-diversified" because it invests almost entirely in shares of Large Cap Equity Index Fund and Bond Fund. A non-diversified mutual fund is generally more sensitive to changes in the value of individual investments than a fund that invests in securities from a large number of different issuers. However, both Large Cap Equity Index Fund and Bond Fund are diversified.


    AN INVESTMENT IN THIS FUND IS NOT A DEPOSIT OF ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.



HOW HAS STOCK AND BOND BALANCED FUND PERFORMED?



    The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the Fund's total return for calendar year 1999. The table compares the Fund's average annual total return for the periods listed to market indices. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1999          11.88%
Total Return


The Fund's best and worst quarters during the last year were:



Best quarter: 8.83%,
    during the fourth quarter of 1999.



Worst quarter: -3.62%,
    during the third quarter of 1999.


-------
     12

    The following table shows the average annual total return on an investment in the Fund compared to market indices for for the period 1/29/98 to 12/31/99 and for the 1-year period ended December 31, 1999:



                                               LEHMAN
                        BALANCED   S&P 500    INTERMED.
                          FUND      INDEX*     INDEX**
                        --------   --------   ---------
1/29/98 to 12/31/99      13.85%     26.89%      3.89%
1 year                   11.88%     21.04%      0.39%


------------------------


 * The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.



** The Lehman Brothers Government/Corporate Intermediate Index contains approximately 4,700 U.S. Government and corporate bonds maturing within one to ten years and an outstanding par value of at least $100 million.



    The S&P 500 Index and the Lehman Brothers Government/Corporate Intermediate Index represent unmanaged groups of stocks and bonds that differ from the composition of the Stock and Bond Balanced Fund. Unlike an investment in the Stock and Bond Balanced Fund, returns in the indices do not reflect expenses of investing.



INVESTOR PROFILE



WHO SHOULD CONSIDER INVESTING IN THE STOCK AND BOND BALANCED FUND?



    You May Want to Invest in This Fund If You:



- are looking for a more conservative alternative to a growth-oriented fund



- want a well-diversified and relatively stable investment allocation



- need a core investment



- seek total return over the long term irrespective of its form (i.e., capital gains or ordinary income)



                                       or



- are retired or nearing retirement



    You May Not Want to Invest in This Fund If You:



- are investing for maximum return over a long time horizon



- require a high degree of stability of your principal


                                                                         -------

                              HOW THE FUNDS INVEST

--------------------------------------------------------------------------------

    Each Fund has its own investment objective. The following section describes the principal investment policies and techniques that each Fund uses in pursuing its investment objective. For more detailed information on the investment policies and techniques of each Fund, please refer to the Statement of Additional Information (SAI).

MONEY MARKET FUND


    WHAT IS A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO)? An NRSRO, such as Moody's or S&P, assigns ratings to securities based on its assessment of the creditworthiness of the issuers. The SAI has a detailed description of the various rating categories.


    WHAT TYPES OF SECURITIES DOES THE MONEY MARKET FUND INVEST IN? In selecting securities for the Money Market Fund, SFIM seeks highly liquid investments that present MINIMAL CREDIT RISK. The Money Market Fund primarily invests in high quality short-term money market instruments. At least 95% of the Fund's assets must be rated in the highest short-term category by at least two nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO, if only one has issued a rating), and 100% of the Fund's assets must be invested in securities rated in the two highest rating categories.

    The Money Market Fund may invest in securities that are not rated by an NRSRO if SFIM determines that such securities are of comparable quality to, and present the same amount of risk as, similar securities that have received a rating from an NRSRO.

    Among the securities that the Money Market Fund may invest in are the following:

- Securities issued or guaranteed by the U.S. Government or its agencies, including Treasury Bills, notes, and securities issued by U.S. government agencies such as the Federal National Mortgage Association.

- Commercial paper issued or guaranteed by U.S. corporations and certain other entities that are rated in the two highest rating categories of a NRSRO.

- Repurchase agreements with certain parties.

- Certain obligations of large (more than $1 billion in total assets) U.S. banks and their subsidiaries (including, certain Canadian affiliates), including, but not limited to, bank notes, commercial paper, and certificates of deposit.

- Other short-term obligations issued by or guaranteed by U.S. corporations, state and municipal governments, or other entities.

    The Money Market Fund may also:


- Lend securities to financial institutions, enter into repurchase agreements and purchase securities on a when-issued or forward commitment basis.



- Invest in U.S. dollar-denominated foreign money market securities, although no more than 25% of the Fund's assets may be invested in foreign money market securities unless such securities are backed by a U.S. parent financial institution.


- Invest in mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial or consumer loans originated by credit unions.

    Given the types of securities that the Money Market Fund invests in, the level of risk associated with the Money Market Fund is lower than most other types of mutual funds. However every investment involves some kind of risk. To the extent that the Fund invests in certain securities (e.g., repurchase agreements, when-issued securities or foreign money market securities), the Fund may be affected by additional risks.

-------
     14

EQUITY INDEX FUNDS--
LARGE CAP EQUITY INDEX FUND
SMALL CAP EQUITY INDEX FUND
INTERNATIONAL EQUITY INDEX FUND

    IN WHAT TYPES OF SECURITIES DO THE EQUITY INDEX FUNDS INVEST? The Large Cap, Small Cap and International Equity Index Funds invest mostly in stocks, although each may also invest in stock index futures contracts and options on futures contracts. By investing in the broad range of stocks within its benchmark index, each equity index Fund avoids the risks of individual stock selection and, instead, tries to match the performance of its benchmark index, whether that index goes up or down.

    Each equity index Fund attempts to remain as fully invested as practicable in the stocks that are represented in its benchmark index. Under normal operating conditions, each equity index Fund seeks to invest at least 90% of its total assets in stocks that are represented in its benchmark index.

    Barclays does not manage the equity index Funds according to traditional methods of "active" investment management, which involve the buying and selling of securities based on economic, financial and market analysis and investment judgment. Instead, Barclays utilizes a "passive" or indexing investment approach for each equity index Fund, attempting to approximate the investment performance of the appropriate benchmark index. Barclays selects stocks for an equity index Fund's portfolio so that the overall investment characteristics of each Fund's investment portfolio (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures are similar to those of the benchmark index.

    WHAT OTHER TYPES OF INVESTMENTS DO THE EQUITY INDEX FUNDS MAKE?

- An equity index Fund may invest any assets not invested in stocks that are represented in its benchmark index in:

    - the same type of short-term high quality debt securities in which the Money Market Fund invests (described above);

    - other equity securities that are similar to the stocks making up its benchmark index or that are awaiting disposition after a change in composition of the benchmark index or a rebalancing of the portfolio;

    - stock index futures contracts, options on such futures contracts; and/or

    - cash.

    An equity index Fund may invest in such financial instruments to find a short-term investment for uninvested cash balances or to provide liquid assets for anticipated redemptions by shareholders.

    The International Equity Index Fund may also buy and sell foreign currencies (either for current or future delivery) to facilitate settlements in local markets, in connection with stock index futures positions, and to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes or to avoid the effects of anticipated adverse changes in exchange rates between foreign currencies and the U.S. dollar.

    DO THE EQUITY INDEX FUNDS HOLD EVERY STOCK IN THEIR INDICES?

- The Large Cap Equity Index Fund invests in the securities that make up the S&P 500.

- The Small Cap and International Equity Index Funds generally do not hold all of the issues that comprise their respective benchmark indices, due in part to the costs involved and, in certain instances, the potential illiquidity of certain securities. Instead, both the Small Cap Equity Index Fund and the International Equity Index Fund attempt to hold a representative sample of the securities in the appropriate benchmark index, which will be selected by Barclays utilizing certain sampling and modeling techniques. Please refer to the SAI for a more detailed discussion of the techniques that Barclays employs in selecting the portfolio securities of the Small Cap Equity Index Fund and International Equity Index Fund.

                                                                         -------

- From time to time, the portfolio composition of the equity index Funds may be altered (or "rebalanced") to reflect changes in the characteristics of its benchmark index or, for the Small Cap Equity Index Fund and International Equity Index Fund, with a view to bringing the performance and characteristics of each Fund more closely in line with that of its benchmark index.

    WILL THE PERFORMANCE OF THE EQUITY INDEX FUNDS ALWAYS EQUAL THE PERFORMANCE OF THEIR BENCHMARK INDEX? No. Barclays attempts to track the performance of each index Fund's benchmark index, but there is no assurance that Barclays will be successful. The degree to which an equity index Fund fails to track the performance of its benchmark index is referred to as the "tracking error." Barclays expects that, over time, the tracking error of an equity index Fund will be less than 5%. Barclays monitors the tracking error of each equity index Fund on an ongoing basis and seeks to minimize tracking error to the extent possible. There can be no assurance that any equity index Fund will achieve any particular level of tracking error. For an explanation of "expected tracking error" and more information on this subject, see the SAI.

    Another reason why the performance of the equity index Funds may not always equal the performance of their benchmark index is because the performance of the benchmark indices does not take into account management fees or the other expenses that the Funds incur.

    WHAT ARE THE RISKS OF INVESTING IN SECURITIES OF SMALL CAPITALIZATION ISSUERS? The Small Cap Equity Index Fund and International Equity Index Fund invest in securities issued by small capitalization companies. Investing in smaller companies involves a higher level of risk than investing in larger, more established companies. Small capitalization companies often do not have the financial strength needed to do well in difficult economic times. Also, they often sell limited numbers of products, which can make it harder for them to compete with larger companies. As a result, their stock prices may fluctuate more over the short-term, but they have more potential to grow. Thus, the common stock of certain small capitalization companies may offer greater potential for appreciation when compared to larger, more established companies.

    WHAT ARE THE RISKS OF INVESTING IN FOREIGN SECURITIES? The International Equity Index Fund may invest all its assets in foreign securities and the Large Cap Equity Index Fund may invest in some foreign securities. Investing in the securities of companies organized outside the United States or of companies whose securities are principally traded outside the United States ("foreign issuers") or in securities denominated or quoted in foreign currency ("non-dollar securities") typically involves the following risks:

- fluctuations in currency exchange rates;

- higher trading and custody charges compared to securities of U.S. companies;

- different accounting and reporting practices than U.S. companies, or laws permitting issuers to limit the information they give investors, often making it more difficult to evaluate financial information from foreign issuers;

- less stringent securities regulation;

- potential political or economic instability; and

- less established securities markets, which may not have developed the sort of institutional controls that are present in domestic markets.


    WHEN AND WHY ARE FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
USED? Each equity index Fund may purchase stock index futures contracts on its benchmark index or a comparable stock index to simulate investment in its benchmark index. This may be done to rapidly gain exposure to the securities comprising its benchmark index in anticipation of purchasing such securities over time, to reduce transaction costs, or to gain exposure to such securities at a lower cost than by making direct investments in the stock market. If an equity index


-------
     16

Fund cannot sell a futures contract that it holds, it may write call and buy put options on the contract to effectively close out or offset the contract. The equity index Funds will not use futures contracts or options on futures contracts for speculation.


BOND FUND


    WHAT TYPES OF SECURITIES DOES THE BOND FUND INVEST IN? The Bond Fund invests primarily in investment grade bonds and in the same types of U.S. Government securities as the Money Market Fund. Under normal circumstances, at least 80% of the Fund's total assets will be invested in investment grade bonds or unrated debt securities that SFIM determines to be of equivalent quality.


    In selecting bonds for the Bond Fund, SFIM seeks to maximize current income while minimizing risk and volatility through prudent investment management. Accordingly, the Bond Fund seeks to limit its exposure to very risky or speculative investments by investing primarily in investment grade bonds that offer the potential for attractive returns.

    The Bond Fund generally seeks to maintain a dollar weighted average portfolio duration of less than six years. Duration represents the weighted average maturity of expected cash flows on a debt obligation, discounted to present value. The longer the duration of a debt obligation, the more sensitive its value is to changes in interest rates.


    The Bond Fund may also invest up to 20% of its assets in the following securities:



- Non-investment grade debt securities or comparable unrated debt securities. Non-investment grade bonds are rated lower than BBB by S&P or lower than Baa by Moody's and are often referred to as "junk bonds." Junk bonds are considered by those rating agencies to have varying degrees of speculative characteristics. Consequently, although they can be expected to provide higher yields, such securities may be subject to greater market value fluctuations and greater risk of loss of income and principal than lower-yielding, higher-rated fixed-income securities.



- Convertible debt securities, convertible preferred stocks and nonconvertible preferred stocks. To the extent that the Bond Fund invests in such securities, the Bond Fund's investment portfolio will be subject to relatively greater risk of loss of income and principal.


    When appropriate, in SFIM's opinion, based upon prevailing market or economic conditions, the Bond Fund for temporary defensive purposes may invest up to 100% of its total assets in other types of securities, including securities in which the Money Market Fund may invest, or it may retain funds in cash. During any such period, the Bond Fund would not be invested in a way designed to meet its objective.

STOCK AND BOND BALANCED FUND

    HOW DOES THE STOCK AND BOND BALANCED FUND INVEST ITS ASSETS? The Stock and Bond Balanced Fund invests in shares of the Large Cap Equity Index Fund and the Bond Fund. Generally, the Stock and Bond Balanced Fund attempts to maintain approximately 60% of its net assets in shares of the Large Cap Equity Index Fund and approximately 40% of its net assets in shares of the Bond Fund. The Stock and Bond Balanced Fund never invests more than 75% of its net assets in either underlying Fund. Though the Stock and Bond Balanced Fund is not an asset allocation or market timing mutual fund, it does, from time to time, adjust the amount of its assets invested in each underlying Fund as economic, market and financial conditions warrant. Please refer to the descriptions of the investments of the Large Cap Equity Index Fund and the Bond Fund, above, for a discussion of the portfolio securities of these Funds and the risks associated with each. Please refer to MANAGING THE INVESTMENTS OF THE FUNDS--COMPENSATING SFIM FOR ITS SERVICES for more information on the fees SFIM will receive for managing these underlying Funds.

                                                                         -------

    WHAT OTHER TYPES OF SECURITIES DOES THE STOCK AND BOND BALANCED FUND INVEST IN? The Stock and Bond Balanced Fund may hold a portion of its assets in U.S. Government securities, short-term paper, or may invest in the Money Market Fund or another investment company to provide flexibility in meeting redemptions, expenses, and the timing of new investments, and serve as a short-term defense during periods of unusual volatility. For temporary defensive purposes, the Stock and Bond Balanced Fund may invest without limitation in such securities. During periods when the Stock and Bond Balanced Fund has taken a temporary defensive position, the Fund will not be invested in accordance with its objective.

THE FUNDS AND BORROWING

    From time to time, each Fund may borrow money in amounts up to 33 1/3% of its total assets (including the amount borrowed). Each Fund may also borrow up to an additional 5% of its total assets (including the amount borrowed), but only for temporary purposes (for example, to facilitate distributions to shareholders or to meet redemption requests).

-------
     18

                     MANAGING THE INVESTMENTS OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

    State Farm Investment Management Corp. serves as the investment adviser to each Fund. Subject to the supervision of the Board of Trustees of the Trust, SFIM is responsible for overseeing the day to day operations and business affairs of the Trust. SFIM's principal office is located at One State Farm Plaza, Bloomington, Illinois 61710-0001. SFIM is wholly-owned by State Farm Mutual Automobile Insurance Company.


    Since its inception in 1967, SFIM's sole business has been to act as investment adviser, principal underwriter, transfer agent and dividend disbursing agent for the State Farm Mutual Funds. SFIM also provides all executive, administrative, clerical and other personnel necessary to operate the Trust and pays the salaries and other costs of employing all these persons. SFIM furnishes the Trust with office space, facilities, and equipment and pays the day-to-day expenses related to the operating and maintenance of such office space, facilities and equipment.


EXPENSES OF THE FUNDS

    The Trust is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by SFIM as described above.

COMPENSATING SFIM FOR ITS SERVICES

    The Trust pays SFIM an investment advisory fee based upon average daily net assets. The fee is accrued daily and paid to SFIM quarterly at the following annual rates for each of the Funds:

                                          RATE OF
            FUND                        ADVISORY FEE
            ----                        ------------
Money Market Fund             .40% of average daily net assets
Large Cap Equity Index Fund   .26% of average daily net assets

Small Cap Equity Index Fund   .40% of average daily net assets

International Equity Index    .55% of average daily net assets
  Fund

Bond Fund                     .50% of average daily net assets

Stock and Bond Balanced                     None
  Fund(4)

------------------------------

(4) SFIM has agreed not to be paid an investment advisory fee for performing its services for the Stock and Bond Balanced Fund and has agreed to reimburse the Stock and Bond Balanced Fund for any other expenses incurred. (This expense limitation arrangement is voluntary and may be eliminated by SFIM at any time.) However, SFIM will receive investment advisory fees from managing the underlying Funds in which the Stock and Bond Balanced Fund invests.


    For each of the Funds other than the Stock and Bond Balanced Fund and the International Equity Index Fund, SFIM has agreed to reimburse the Fund for any expenses incurred by the Fund, other than the investment advisory fee, that exceed 0.10% of such Fund's average daily net assets. For the International Equity Index Fund, SFIM has agreed to reimburse the Fund for any expenses incurred by the Fund, other than the investment advisory fee, that exceed 0.20% of the Fund's average daily net assets. These expense limitation arrangements are voluntary and may be eliminated by SFIM at any time.


    The Bond and the Stock and Bond Balanced Funds are each managed by a team of SFIM employees (each, an "Advisory Team"). The investment decisions for both the Bond Fund and the Stock and Bond Balanced Fund are made, subject to the oversight of the Board of Trustees of the Trust, by the Advisory Team for each Fund.

INVESTMENT SUB-ADVISER


    SFIM has engaged Barclays as the investment sub-adviser to provide day-to-day portfolio


                                                                         -------
management for the Large Cap, Small Cap, and International Equity Index Funds. Barclays and its predecessors have been managing index mutual funds since 1976. Barclays is an indirect subsidiary of Barclays Bank PLC and is located at 45 Fremont Street, San Francisco, California 94105. As of November 30, 1999, Barclays and its affiliates provided investment advisory services for approximately $737 billion of assets. For more information regarding Barclays, including a discussion regarding the compensation that Barclays receives from SFIM, please read the section entitled "INVESTMENT ADVISORY AGREEMENTS--BETWEEN SFIM AND BGFA" in the SAI.


CALCULATING NET ASSET VALUE

    The offering price of the shares of each Fund is its Net Asset Value (NAV). NAV is calculated by adding all of the assets of a Fund, subtracting the Fund's liabilities, then dividing by the number of outstanding shares. A separate NAV is calculated for each Fund.


    The NAV for each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently at 4:00 PM, E.S.T.) on each day when the NYSE is open for business. Shares will not be priced on days when the NYSE is closed.


    As a general rule, the portfolio securities of each Fund that are traded on a national exchange are valued at their last sale price on that exchange prior to the time when the NAV is calculated. In the absence of any exchange sales on that day and for unlisted equity securities, such securities are valued at the last sale price on the Nasdaq (National Association of Securities Dealers Automated Quotations) National Market. In the absence of any National Market sales on that day or in the case of debt securities, such securities are valued at the last reported bid price.

    If the market quotations described above are not available, portfolio securities, other than short-term debt securities, may be valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. The effect of this will be that NAV will not be based on the last quoted price on the security, but on a price which the Board of Trustees or its delegate believes reflects the current and true price of the security.

    Debt instruments held with a remaining maturity of 60 days or less (other than U.S. Treasury bills) and all of the assets of the Money Market Fund are generally valued on an amortized cost basis. Under the amortized cost basis method of valuation, the security is initially valued at its purchase price (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter by amortizing any premium or discount uniformly to maturity. If for any reason the Trustees believe the amortized cost method of valuation does not fairly reflect the fair value of any security, fair value will be determined in good faith by or under the direction of the Board of Trustees of the Trust as in the case of securities having a maturity of more than 60 days.


    The foreign securities held by the Large Cap Equity Index Fund and International Equity Index Fund are traded on securities exchanges throughout the world. Trading on these foreign securities exchanges is completed at various times throughout the day and often does not coincide with the close of trading on the NYSE. The value of the foreign securities used in computing the NAV for a Fund holding such securities is determined as of the earlier of the time the exchange on which the securities are traded closes or as of the close of trading on the NYSE. As a result, it is possible that events affecting the value of such securities may occur that are not reflected in the computation of the Fund's NAV. When events occur that materially affect the value of foreign securities held by a Fund, the securities may be valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.


    Foreign securities exchanges may also be open on days when the Funds do not compute their NAV. Accordingly, there may be occasions when the Large

-------
     20

Cap or International Equity Index Fund does not calculate its NAV but when the value of such Fund's portfolio securities is affected by such trading activity.

TAXES

    For federal income tax purposes, each Fund will be treated as a separate entity. Each Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code. By so qualifying, a Fund will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to the shareholders. Further, each Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

    The shareholders of the Funds are the separate accounts of participating insurance companies. Under current law, owners of variable life insurance and annuity contracts which have invested in a Fund are not subject to federal income tax on Fund distributions or on gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contracts. For information concerning the federal tax consequences to the purchasers of the variable annuity contracts and variable life insurance policies, see the accompanying prospectus for such contract or policy.


    For more information about the tax status of the Funds, see "Taxes" in the SAI.


                                                                         -------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the financial performance of each Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the December 31, 1999 annual report. The annual report may be obtained from SFIM upon request without charge.



    (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD):


         STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND


                                                               YEAR ENDED        FROM INCEPTION DATE OF
                                                              DECEMBER 31,        JANUARY 22, 1998 TO
                                                                  1999             DECEMBER 31, 1998
                                                                  ----             -----------------
Net asset value, beginning of period                             $12.80                  $10.00

INCOME FROM INVESTMENT OPERATIONS

  Net investment income                                            0.20                    0.12

  Net gain on investments (both realized and unrealized)           2.40                    2.80
                                                                 ------                  ------

    Total from investment operations                               2.60                    2.92
                                                                 ------                  ------

LESS DISTRIBUTIONS

  Net investment income                                           (0.20)                  (0.12)

  Net realized gain                                               (0.13)                     --
                                                                 ------                  ------

    Total distributions                                           (0.33)                  (0.12)
                                                                 ------                  ------

Net asset value, end of period                                   $15.07                  $12.80
                                                                 ======                  ======

TOTAL RETURN                                                      20.36%                  29.26%(a)

RATIOS/SUPPLEMENTAL DATA

  Net assets, end of period (millions)                           $225.6                  $ 53.3

  Ratio of expenses to average net assets                          0.34%                   0.32%(b)

  Ratio of net investment income to average net assets             1.25%                   1.55%(b)

  Portfolio turnover rate                                             4%                      7%


------------------------


    (a)  Not annualized.



    (b)  Determined on an annualized basis.


-------
     22

    (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD):


         STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND


                                                               YEAR ENDED    FROM INCEPTION DATE OF
                                                              DECEMBER 31,    JANUARY 29, 1998 TO
                                                                  1999         DECEMBER 31, 1998
                                                              ------------   ----------------------
Net asset value, beginning of period                             $ 9.54              $10.00

INCOME FROM INVESTMENT OPERATIONS

  Net investment income                                            0.41                0.27

  Net gain (loss) on investments (both realized and
    unrealized)                                                    1.51               (0.46)
                                                                 ------              ------

    Total from investment operations                               1.92               (0.19)
                                                                 ------              ------

LESS DISTRIBUTIONS

  Net investment income                                           (0.41)              (0.09)

  Net realized gain                                               (0.15)              (0.18)
                                                                 ------              ------

    Total distributions                                           (0.56)              (0.27)
                                                                 ------              ------

Net asset value, end of period                                   $10.90              $ 9.54
                                                                 ======              ======

TOTAL RETURN                                                      20.24%             (1.89)%(a)

RATIOS/SUPPLEMENTAL DATA

  Net assets, end of period (millions)                           $ 95.4              $ 41.6

  Ratio of expenses to average net assets                          0.50%               0.50%(b)

  Ratio of expenses to average net assets, absent of expense
    limitation                                                     0.62%               0.55%(b)

  Ratio of net investment income to average net assets             1.11%               1.11%(b)

  Portfolio turnover rate                                            46%                 38%


------------------------


    (a)  Not annualized.



    (b)  Determined on an annualized basis.


                                                                         -------

    (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD):


       STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND


                                                               YEAR ENDED    FROM INCEPTION DATE OF
                                                              DECEMBER 31,    JANUARY 22, 1998 TO
                                                                  1999         DECEMBER 31, 1998
                                                              ------------   ----------------------
Net asset value, beginning of period                             $11.63              $10.00

INCOME FROM INVESTMENT OPERATIONS

  Net investment income                                            0.13                0.13

  Net gain on investments (both realized and unrealized)           2.92                1.65
                                                                 ------              ------

    Total from investment operations                               3.05                1.78
                                                                 ------              ------

LESS DISTRIBUTIONS

  Net investment income                                           (0.12)              (0.15)

  Net realized gain                                               (0.02)                 --
                                                                 ------              ------

    Total distributions                                           (0.14)              (0.15)
                                                                 ------              ------

Net asset value, end of period                                   $14.54              $11.63
                                                                 ======              ======

TOTAL RETURN                                                      26.21%              17.90%(a)

RATIOS/SUPPLEMENTAL DATA

  Net assets, end of period (millions)                           $152.7              $ 76.7

  Ratio of expenses to average net assets                          0.75%               0.75%(b)

  Ratio of expenses to average net assets, absent of expense
    limitation                                                     0.94%               0.93%(b)

  Ratio of net investment income to average net assets             1.02%               1.27%(b)

  Portfolio turnover rate                                            12%                  6%


------------------------


    (a)  Not annualized.



    (b)  Determined on an annualized basis.


-------
     24

    (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD):


         STATE FARM VARIABLE PRODUCT TRUST STOCK AND BOND BALANCED FUND


                                                               YEAR ENDED    FROM INCEPTION DATE OF
                                                              DECEMBER 31,    JANUARY 29, 1998 TO
                                                                  1999         DECEMBER 31, 1998
                                                              ------------   ----------------------
Net asset value, beginning of period                             $11.41              $10.00

INCOME FROM INVESTMENT OPERATIONS

  Net investment income                                            0.25                0.14

  Net gain on investments (both realized and unrealized)           1.11                1.32
                                                                 ------              ------

    Total from investment operations                               1.36                1.46
                                                                 ------              ------

LESS DISTRIBUTIONS

  Net investment income                                           (0.02)              (0.05)
                                                                 ------              ------

    Total distributions                                           (0.02)              (0.05)
                                                                 ------              ------

Net asset value, end of period                                   $12.75              $11.41
                                                                 ======              ======

TOTAL RETURN                                                      11.88%              14.66%(a)

RATIOS/SUPPLEMENTAL DATA

  Net assets, end of period (millions)                           $ 38.2              $  5.6

  Ratio of expenses to average net assets                             0%                  0%(b)

  Ratio of expenses to average net assets, absent of expense
    limitation                                                     0.14%               1.01%(b)

  Ratio of net investment income to average net assets             4.50%               3.43%(b)

  Portfolio turnover rate                                             2%                 18%


------------------------


    (a)  Not annualized



    (b)  Determined on an annualized basis.


                                                                         -------

    (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD):


                  STATE FARM VARIABLE PRODUCT TRUST BOND FUND


                                                               YEAR ENDED    FROM INCEPTION DATE OF
                                                              DECEMBER 31,    JANUARY 22, 1998 TO
                                                                  1999         DECEMBER 31, 1998
                                                              ------------   ----------------------
Net asset value, beginning of period                             $10.15              $10.00

INCOME FROM INVESTMENT OPERATIONS

  Net investment income                                            0.52                0.49

  Net gain (loss) on investments (both realized and
    unrealized)                                                   (0.58)               0.15
                                                                 ------              ------

    Total from investment operations                              (0.06)               0.64
                                                                 ------              ------

LESS DISTRIBUTIONS

  Net investment income                                           (0.52)              (0.49)
                                                                 ------              ------

    Total distributions                                           (0.52)              (0.49)
                                                                 ------              ------

Net asset value, end of period                                   $ 9.57              $10.15
                                                                 ======              ======

TOTAL RETURN                                                      (0.57)%              6.49%(a)

RATIOS/SUPPLEMENTAL DATA

  Net assets, end of period (millions)                           $ 70.9              $ 24.7

  Ratio of expenses to average net assets                          0.60%               0.57%(b)

  Ratio of expenses to average net assets, absent of expense
    limitation                                                     0.62%               0.57%(b)

  Ratio of net investment income to average net assets             5.38%               5.14%(b)

  Portfolio turnover rate                                             7%                 26%


------------------------


    (a)  Not annualized.



    (b)  Determined on an annualized basis.


-------
     26

    (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD):


              STATE FARM VARIABLE PRODUCT TRUST MONEY MARKET FUND


                                                               YEAR ENDED    FROM INCEPTION DATE OF
                                                              DECEMBER 31,    JANUARY 29, 1998 TO
                                                                  1999         DECEMBER 31, 1998
                                                              ------------   ----------------------
Net asset value, beginning of period                              $1.00               $1.00

INCOME FROM INVESTMENT OPERATIONS

  Net investment income                                            0.05                0.05
                                                                  -----               -----

    Total from investment operations                               0.05                0.05
                                                                  -----               -----

LESS DISTRIBUTIONS

  Net investment income                                           (0.05)              (0.05)
                                                                  -----               -----

    Total distributions                                           (0.05)              (0.05)
                                                                  -----               -----

Net asset value, end of period                                    $1.00               $1.00
                                                                  =====               =====

TOTAL RETURN                                                       4.77%               4.76%(a)

RATIOS/SUPPLEMENTAL DATA

  Net assets, end of period (millions)                            $38.7               $18.7

  Ratio of expenses to average net assets                          0.50%               0.43%(b)

  Ratio of expenses to average net assets, absent of expense
    limitation                                                     0.53%               0.52%(b)

  Ratio of net investment income to average net assets             4.75%               5.04%(b)


------------------------


    (a)  Not annualized.



    (b)  Determined on an annualized basis.


                                                                         -------

                     ADDITIONAL INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

    For investors who would like more information about the Funds and the Trust, the following documents are available free upon request.

    STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI contains additional information about all aspects of the Funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference.


    ANNUAL AND SEMI-ANNUAL REPORTS. The Funds' annual and semi-annual reports provide additional information about the Funds' investments and performance. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year.



       TO OBTAIN THE SAI OR THE MOST RECENT ANNUAL OR SEMI-ANNUAL REPORT FOR THE FUNDS, WITHOUT CHARGE, YOU MAY WRITE TO STATE FARM
       INVESTMENT MANAGEMENT CORP. AT ONE STATE FARM PLAZA, BLOOMINGTON, IL 61710-0001 OR CALL US AT 309-766-2029 OR 800-447-0740.



    Text-only versions of all Fund documents can be viewed online or downloaded from the SEC at http://www.sec.gov. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Copies of this information may be obtained, after paying a duplicating fee, by sending your request to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by electronic mail request at the following e-mail address: publicinfo@sec.gov.


                                                                       811-08073

-------
     28

                          STATE FARM VARIABLE PRODUCT TRUST
                                One State Farm Plaza
                          Bloomington, Illinois 61710-0001
                                   (309) 766-2029

                        STATEMENT OF ADDITIONAL INFORMATION

                                    May 1, 2000


This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement expands upon matters discussed in the Prospectus and should, therefore, be read in conjunction with the Prospectus. To obtain a copy of a Prospectus with the same date as this Statement of Additional Information, contact State Farm Investment Management Corp., One State Farm Plaza, Bloomington, Illinois 61710-0001, (309) 766-2029.

                                  MONEY MARKET FUND
                             LARGE CAP EQUITY INDEX FUND
                             SMALL CAP EQUITY INDEX FUND
                           INTERNATIONAL EQUITY INDEX FUND
                                      BOND FUND
                             STOCK AND BOND BALANCED FUND

                                  TABLE OF CONTENTS

ABOUT THE TRUST. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
ABOUT THE INVESTMENTS OF THE FUNDS . . . . . . . . . . . . . . . . . . . .1
     INVESTMENT OBJECTIVES . . . . . . . . . . . . . . . . . . . . . . . .1
     INVESTMENT TECHNIQUES . . . . . . . . . . . . . . . . . . . . . . . .1
          The Money Market Fund. . . . . . . . . . . . . . . . . . . . . .1
          When-issued And Delayed Delivery Securities. . . . . . . . . . .2
          Loans Of Portfolio Securities. . . . . . . . . . . . . . . . . .2
          Convertible Securities . . . . . . . . . . . . . . . . . . . . .3
          Warrants . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
          U.S. Government Securities . . . . . . . . . . . . . . . . . . .4
          Foreign Investments. . . . . . . . . . . . . . . . . . . . . . .4
          Financial Futures Contracts. . . . . . . . . . . . . . . . . . .6
          Options On Stock Index Futures Contracts . . . . . . . . . . . .7
          Certain Additional Risks Of Futures Contracts and Options
          On Futures Contracts . . . . . . . . . . . . . . . . . . . . . .7
     INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . .9
          FUNDAMENTAL RESTRICTIONS . . . . . . . . . . . . . . . . . . . .9
          NON-FUNDAMENTAL RESTRICTIONS . . . . . . . . . . . . . . . . . 10
          INDUSTRY CONCENTRATIONS. . . . . . . . . . . . . . . . . . . . 11
     SELECTION OF INVESTMENTS FOR THE EQUITY INDEX FUNDS . . . . . . . . 12
     TRACKING ERROR. . . . . . . . . . . . . . . . . . . . . . . . . . . 13
     RELATIONSHIP WITH THE INDEX PROVIDERS . . . . . . . . . . . . . . . 13
MANAGEMENT OF THE TRUST. . . . . . . . . . . . . . . . . . . . . . . . . 15
     BOARD OF TRUSTEES . . . . . . . . . . . . . . . . . . . . . . . . . 15
     TRUSTEES AND OFFICERS . . . . . . . . . . . . . . . . . . . . . . . 16
     INVESTMENT ADVISORY AGREEMENTS. . . . . . . . . . . . . . . . . . . 21
          Between The Trust And SFIM . . . . . . . . . . . . . . . . . . 21
          Between SFIM And BGFA. . . . . . . . . . . . . . . . . . . . . 24
     SECURITIES ACTIVITIES OF THE INVESTMENT ADVISERS. . . . . . . . . . 25
PORTFOLIO TRANSACTIONS AND BROKERAGE . . . . . . . . . . . . . . . . . . 26
     PORTFOLIO TURNOVER. . . . . . . . . . . . . . . . . . . . . . . . . 27
DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . 27
PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . 29
TAXES      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
     General Tax Information . . . . . . . . . . . . . . . . . . . . . . 32
     Taxation of Foreign Investments . . . . . . . . . . . . . . . . . . 33
     Additional Tax Considerations . . . . . . . . . . . . . . . . . . . 33
OFFERING AND PURCHASE OF SHARES. . . . . . . . . . . . . . . . . . . . . 34
REDEMPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . 35
DIVIDENDS AND DISTRIBUTIONS. . . . . . . . . . . . . . . . . . . . . . . 35
ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . 35
     SERVICE PROVIDERS . . . . . . . . . . . . . . . . . . . . . . . . . 35
          Principal Underwriter. . . . . . . . . . . . . . . . . . . . . 35
          Custodians . . . . . . . . . . . . . . . . . . . . . . . . . . 36


                                         -i-


     CODE OF ETHICS. . . . . . . . . . . . . . . . . . . . . . . . . . . 36
     INDEPENDENT AUDITORS. . . . . . . . . . . . . . . . . . . . . . . . 37
     SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
     VOTING RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
     OTHER INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . 38
AUDITED FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . 38

APPENDIX A -- Description of Money Market Securities

APPENDIX B -- Ratings

                                   ABOUT THE TRUST

State Farm Variable Product Trust (the "Trust") is an open-end management investment company organized as a business trust under the laws of the State of Delaware on February 21, 1997. The Trust consists of six separate investment portfolios (the "Funds" or a "Fund"), each of which is, in effect, a separate mutual fund. With the exception of the Stock and Bond Balanced Fund, each Fund is "diversified" as that term is defined in the Investment Company Act of 1940, as amended (the "Act"); the Stock and Bond Balanced Fund is non-diversified. The Trust issues a separate series of shares of beneficial interest for each Fund representing fractional undivided interests in that Fund. By investing in a Fund, you become entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, you share pro-rata in any losses of that Fund.

                          ABOUT THE INVESTMENTS OF THE FUNDS

INVESTMENT OBJECTIVES

The investment objective of each Fund is set forth and described in the prospectus. The investment objective of each Fund may only be changed with the approval of the holders of a majority of the outstanding voting shares of the Fund affected by the proposed change.

INVESTMENT TECHNIQUES

In addition to the investment objective of each Fund, the policies and certain techniques by which the Funds pursue their objectives are generally set forth in the Prospectus. This section is intended to augment the explanation found in the Prospectus.

THE MONEY MARKET FUND

The Money Market Fund invests only in instruments denominated in U.S. dollars that SFIM, under the supervision of the Trust's Board of Trustees, determines present minimal credit risk and are, at the time of acquisition, either:

1. rated in one of the two highest rating categories for short-term debt obligations assigned by at least two NRSROs, or by only one NRSRO if only one NRSRO has issued a rating with respect to the instrument ("requisite NRSROs"); or

2. in the case of an unrated instrument, determined by SFIM, under the supervision of the Trust's Board of Trustees, to be of comparable quality to the instruments described in paragraph 1 above; or

3. issued by an issuer that has received a rating of the type described in paragraph 1 above on other securities that are comparable in priority and security to the instrument.

Pursuant to Rule 2a-7 under the Act, securities which are rated (or that have been issued by an issuer that has been rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such security) in the highest short-term rating category by at least two NRSROs are designated "First Tier Securities." Securities rated in the top two short-term rating categories by at least two NRSROs, but which are not rated in the highest short-term category by at least two NRSROs, are designated "Second Tier Securities." A description of the ratings used by NRSROs is found in Appendix B herein.

Pursuant to Rule 2a-7, the Money Market Fund may not invest more than 5% of its assets taken at amortized cost in the securities of any one issuer (except the U.S. Government, including repurchase agreements collateralized by U.S. Government securities (defined below)). The Fund may, however, invest more than 5% of its assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof, although the Fund may not make more than one such investment at any time.

Further, the Fund will not invest more than the greater of (i) 1% of its total assets; or (ii) one million dollars in the securities of a single issuer that were Second Tier Securities when acquired by the Fund. In addition, the Fund may not invest more than 5% of its total assets in securities which were Second Tier Securities when acquired.

The foregoing policies are more restrictive than the fundamental investment restriction number 1 set forth below, which would give the Fund the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer. The Fund will operate in accordance with these policies to comply with Rule 2a-7.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

From time to time, in the ordinary course of business, each Fund may purchase securities on a when-issued basis or delayed-delivery basis, i.e., delivery and payment can take place a month or more after the date of the transaction. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Trust will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of that Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. Each Fund will also segregate cash or cash equivalents or other liquid portfolio securities equal in value, marked to market on a daily basis, to commitments for such when-issued or delayed-delivery securities. As a general matter each Fund will hold less than 5% of its total assets in commitments to purchase securities on a delayed-delivery or when-issued basis and will not, under any circumstances, purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 10% of the net assets of the Fund would be so invested.

LOANS OF PORTFOLIO SECURITIES

Each Fund may from time to time lend securities that it holds to brokers, dealers and financial institutions, up to a maximum of 33% of the total value of each Fund's assets. This percentage may not be increased without approval of a majority of the outstanding voting securities of the respective Funds. See "Fundamental Restrictions" on page 11. Such loans will be secured by collateral in the form of cash or United States Treasury securities, or other liquid securities as permitted by the Securities and Exchange Commission ("Commission"), which at all times while the loan is outstanding, will be maintained in an amount at least equal to the current market value of the loaned securities. The Fund making the loan will continue to receive interest and dividends on the loaned securities during the term of the loan, and, in addition, will receive a fee from the borrower or interest earned from the investment of cash collateral in short-term securities. The Fund will also receive any gain or loss in the market value of loaned securities and of securities in which cash collateral is invested during the term of the loan.

The right to terminate a loan of securities, subject to appropriate notice, will be given to either party. When a loan is terminated, the borrower will return the loaned securities to the appropriate Fund. No Fund will have the right to vote securities on loan, but each would terminate a loan and regain the right to vote if the Trust's Board of Trustees deems it to be necessary in a particular instance.

For tax purposes, the dividends, interest and other distributions which a Fund receives on loaned securities may be treated as other than qualified income for the 90% test. See GENERAL TAX INFORMATION. Each Fund intends to lend portfolio securities only to the extent that this activity does not jeopardize its status as a regulated investment company under the Internal Revenue Code of 1986.

The primary risk involved in lending securities is that the borrower will fail financially and not return the loaned securities at a time when the collateral is insufficient to replace the full amount of the loan. The borrower would be liable for the shortage, but the Fund making the loan would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. In order to minimize this risk, each Fund will make loans of securities only to firms SFIM or, when appropriate, BGFA (under the supervision of the Board of Trustees) deems creditworthy.

CONVERTIBLE SECURITIES

The Bond Fund may invest up to 20% of its total assets in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In evaluating a convertible security,

SFIM usually gives primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which the Bond Fund may invest are subject to the same rating criteria as its investment in non-convertible debt securities.

Because the Stock and Bond Balanced Fund invests a portion of its assets in the Bond Fund, the Stock and Bond Balanced Fund is subject to the same risks with regard to investments in convertible securities.

WARRANTS

The Bond Fund and, indirectly, the Stock and Bond Balanced Fund, may invest in warrants or rights (other than those acquired in units or attached to other securities) which entitle the purchaser to buy equity securities at a specific price for a specific period of time. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The Bond Fund may retain up to 10% of the value of its total assets in common stocks acquired by the exercise of warrants attached to debt securities.

U.S. GOVERNMENT SECURITIES

All of the Funds may purchase securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government Securities"). Some U.S. Government Securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks),
(c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future. U.S. Government Securities may also include zero coupon bonds.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are considered to include (a) securities for which the payment of principal and interest is backed by a guarantee of or an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participation in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

FOREIGN INVESTMENTS

Investing in the securities of companies organized outside the United States or of companies whose securities are principally traded outside the United States ("foreign issuers") or investments in securities denominated or quoted in foreign currency ("non-dollar securities") involves certain special considerations, including those set forth below, which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities.

The Large Cap (and indirectly the Stock and Bond Balanced Fund) and International Equity Index Funds each may invest in non-dollar denominated securities and the securities of foreign issuers (collectively, "foreign investments"). Transactions involving investments in foreign issuers may involve the use of currencies of foreign countries. Since a Fund may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, it may be subject to currency exposure independent of its securities positions and may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. Accordingly, it may incur costs in connection with conversions between various currencies.

Since foreign issuers are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers, there may be less publicly available information about a foreign issuer than about a domestic issuer. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Fund making investments in securities of foreign issuers will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed and unlisted issuers than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund making an investment on such a market are uninvested and no return is earned on such assets. The inability of such a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Moreover, inability to dispose of portfolio investments due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability for the Fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Also, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

FINANCIAL FUTURES CONTRACTS

The Large Cap, Small Cap, and International Equity Index Funds and, indirectly, the Stock and Bond Balanced Fund may purchase and sell stock index futures contracts and options on such futures contracts as described in the Prospectus.

Stock index futures contracts bind purchasers and sellers to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the index. A public market currently exists for stock index futures contracts based on the S&P 500 Index, the New York Stock Exchange Composite Index, the Russell 2000 Stock Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly-traded futures contracts. Each Fund may purchase and sell stock index futures contracts on its benchmark index or similar index.

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund are usually liquidated in this manner, a Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to do so. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of the exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

When futures contracts are entered into by a Fund, either as the purchaser or the seller of such contracts, the Fund is required to deposit with its futures commission merchant ("FCM"), or with its custodian in a segregated account in the name of the FCM an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margin for futures contracts does not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's initial margin on a futures contract represents a good faith deposit securing the customer's contractual obligations under the futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the futures contract is terminated. In addition, subsequent payments to and from the FCM, called "variation margin," are made on a daily basis as the price of the underlying security or stock index fluctuates reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as "marking to market."

Futures contracts generally are not entered into to acquire the underlying asset and generally are not held to term. Prior to the contract settlement date, a Fund will normally close all futures positions by entering into an offsetting transaction which operates to cancel the position held, and which usually results in a profit or loss.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS

The equity index Funds and, indirectly, the Stock and Bond Balanced Fund may also purchase call and put options and write covered call and put options on stock index futures contracts of the type which the particular Fund is authorized to enter into. Covered put and call options on futures contracts will be covered in the same manner as covered options on securities and securities indices. The Funds may invest in such options for the purpose of closing out a futures position that has become illiquid.

Options on futures contracts are traded on exchanges that are licensed and regulated by the CFTC. A call option on a futures contract gives the purchaser the right in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

Unlike entering into a futures contract itself, purchasing options on futures contracts allows a buyer to decline to exercise the option, thereby avoiding any loss beyond forgoing the purchase price (or "premium") paid for the options. Whether, in order to achieve a particular objective, the Fund enters into a stock index futures contract, on the one hand, or an option contract on a stock index futures contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such futures and options contracts. Each Fund will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

CERTAIN ADDITIONAL RISKS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

In addition to the risks described in the Prospectus, the use of stock index futures contracts and options on such futures contracts may entail the following risks. First, although such instruments when used by a Fund are intended to correlate with the Fund's portfolio securities, in many cases the futures contracts or options on futures contracts used may be based on stock indices the components of which are not identical to the portfolio securities owned or intended to be acquired by the Fund. Second, due to supply and demand imbalances and other market factors, the price movements of stock index futures contracts and options thereon may not necessarily correspond exactly to the price movements of the stock indices on which such instruments are based. Accordingly, there is a risk that a Fund's transactions in those instruments will not in fact offset the impact on the Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Fund which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund.

To some extent, these risks can be minimized by careful management of these strategies. For example, where price movements in a futures contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by a Fund, it may, in order to compensate for this difference, use an amount of futures contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a futures contract is anticipated to be more volatile, a Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

The risk that the hedging technique used will not actually or entirely offset an adverse change in the value of a Fund's securities is particularly relevant to futures contracts. A Fund, in entering into a futures purchase contract, potentially could lose any or all of the contract's settlement price. In addition, because stock index futures contracts require delivery at a future date of an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying index and the potential cost of settlement to a Fund. A small increase or decrease in the value of the underlying index can, therefore, result in a much greater increase or decrease in the cost to the Fund. Although the Funds intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when they seek to "close out" (I.E., terminate) a particular stock index futures contract position. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. A Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a futures position. Nevertheless, in some cases, a Fund may experience losses as a result of such inability. Therefore it may have to liquidate other more advantageous investments to meet its cash needs.

In addition, FCMs or brokers in certain circumstances will have access to the Funds' assets posted as margin in connection with these transactions as permitted under the Act. The Funds will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access.
Nevertheless, in the event of a broker's insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time the Fund could effect such recovery.

The success of any Fund in using these techniques depends, among other things, on BGFA's ability to predict the direction and volatility of price movements in the futures markets as well as the securities markets and on its ability to select the proper type, time, and duration of futures contracts. There can be no assurance that these techniques will produce their intended results. In any event, BGFA will use stock index futures contracts and options thereon only when it believes the overall effect is to reduce, rather than increase, the risks to which the Fund is exposed. These transactions also, of course, may be more, rather than less, favorable to a Fund than originally anticipated.

INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

The Funds are subject to certain fundamental restrictions on their investments. These restrictions may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Funds affected by the change.

1. DIVERSIFICATION. No Fund will make any investment inconsistent with the Fund's classification as a diversified company under the Act. This restriction does not apply to any Fund classified as a non-diversified company under the Act.(1)

2a. INDUSTRY CONCENTRATION -- BOND FUND. The Bond Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

2b. INDUSTRY CONCENTRATION -- MONEY MARKET FUND. The Money Market Fund will not invest more than 25% of its assets (taken at market value at the time of each investment) other than U.S. Government securities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks, and repurchase agreements and securities loans collateralized by U.S. Government securities or such bank obligations, in the securities of issuers primarily engaged in the same industry.

2c. INDUSTRY CONCENTRATION -- EQUITY INDEX FUNDS. The Large Cap, Small Cap, and International Equity Index Funds will concentrate their investments in an industry or industries if, and to the extent that, their benchmark indices concentrate in such industry or industries, except where the concentration of the relevant index is the result of a single stock.

3. INTERESTS IN REAL ESTATE. No Fund will purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate.

4. UNDERWRITING. No Fund will underwrite securities of other issuers except insofar as the Trust may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

5. BORROWING. No Fund will borrow money, except that: (a) a Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to



-------------------
(1)  The Funds also intend to comply with the diversification requirements of
     Section 817(h) of the Internal Revenue Code. See "Taxes--General Tax Information."

     33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; (b) a Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing, for temporary purposes; and (c) a Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.

6. LENDING. No Fund will lend any security or make any other loan, except through: (a) the purchase of debt obligations in accordance with the Fund's investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; and (c) loans of securities as permitted by applicable law.

7. COMMODITIES. No Fund will purchase or sell commodities or commodity contracts, except that a Fund may invest in currency and financial instruments and contracts that are commodities or commodities contracts.

8. SENIOR SECURITIES. No Fund will issue senior securities to the extent such issuance would violate applicable law.

9. INVESTMENTS -- STOCK AND BOND BALANCED FUND. The Stock and Bond Balanced Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the State Farm group of investment companies (as defined in the Act), U.S. Government securities, or short-term paper.

For the purposes of the restrictions relating to industry concentration, state and municipal governments and their agencies, authorities, and instrumentalities are not deemed to be industries; utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone each will be considered a separate industry); personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

NON-FUNDAMENTAL RESTRICTIONS

The Trust has also adopted the following additional investment restrictions applicable (except as noted) to all Funds. These are not fundamental and may be changed by the Board of Trustees without shareholder approval.

1. FINANCIAL FUTURES CONTRACTS. No Fund may enter into a financial futures contract (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.

2. MARGIN PURCHASES. No Fund may purchase any securities on margin except in connection with investments of certain Funds in futures contracts or options on futures contracts.

3. PLEDGING ASSETS. No Fund may mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Fund except: (a) as may be necessary in connection with borrowings mentioned in fundamental restriction number 5 above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's total assets, taken at market value at the time thereof, or (b) in connection with investments of certain Funds in futures contracts or options on futures contracts.

4a. ILLIQUID SECURITIES AND REPURCHASE AGREEMENTS. No Fund may purchase securities or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in any combination of:

     (i) repurchase agreements not entitling the holder to payment of principal and interest within seven days, and

     (ii) securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

4b. ILLIQUID SECURITIES AND REPURCHASE AGREEMENTS -- MONEY MARKET FUND. In addition to the non-fundamental restriction in 4a above, the Money Market Fund will not invest in illiquid securities, including certain repurchase agreements or time deposits maturing in more than seven days, if, as a result thereof, more than 10% of the value of its total assets would be invested in assets that are either illiquid or are not readily marketable.

5. INVESTMENTS IN OTHER INVESTMENT COMPANIES. No Fund may invest more than 5% of its total assets in the securities of any single investment company or more than 10% of its total assets in the securities of other investment companies in the aggregate, or hold more than 3% of the total outstanding voting stock of any single investment company. These restrictions do not apply to the Stock and Bond Balanced Fund.

State insurance laws and regulations may impose additional limitations on borrowing, lending, and the use of futures contracts, options on futures contracts and other derivative instruments. In addition, such laws and regulations may require a Fund's investments in foreign securities to meet additional diversification and other requirements.

INDUSTRY CONCENTRATIONS

The Stock and Bond Balanced Fund, because of its investment objective and policies, will concentrate more than 25% of its total assets in the mutual fund industry.

As a result of the equity index Funds' policy on concentration, each equity index Fund will maintain at least 25% of the value of its total assets in securities of issuers in each industry for which its benchmark index has a concentration of more than 25% (except where the concentration of the index is the result of a single stock). No equity index Fund will concentrate its investments otherwise. If the benchmark index for an equity index Fund has a concentration of more than 25% because of a single stock (i.e., if one stock in the benchmark index accounts for more than 25% of the index and it is the only stock in the index in its industry), the equity index Fund will invest less than 25% of its total assets in such stock and will reallocate the excess to stocks in other industries. Changes in an equity index Fund's concentration (if any) and non-concentration would be made "passively" -- that is, any such changes would be made solely as a result of changes in the concentrations of the benchmark index's constituents. Since the concentration of each equity index Fund is based on that of its benchmark index, changes in the market values of the equity index Fund's portfolio securities will not necessarily trigger changes in the portfolio of such equity index Fund.

SELECTION OF INVESTMENTS FOR THE EQUITY INDEX FUNDS

The manner in which stocks are chosen for each of the equity index Funds differs from the way securities are chosen in most other mutual funds. Unlike other mutual funds where the portfolio securities are chosen by an investment adviser based upon the adviser's research and evaluations, stocks are selected for inclusion in an equity index Fund's portfolio in order to have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the benchmark index taken in its entirety. As briefly discussed in the prospectus, the Large Cap Equity Index Fund generally holds every stock in the S&P 500. However, each of the Small Cap and International Equity Index Funds generally does not hold all of the issues that comprise its benchmark index, due in part to the costs involved and, in certain instances, the potential illiquidity of certain securities. Instead, the Small Cap Equity Index Fund attempts to hold a representative sample of the securities in its benchmark index, which are selected by BGFA utilizing quantitative analytical models in a technique known as "portfolio sampling." Under this technique, each stock is considered for inclusion in the Fund based on its contribution to certain capitalization, industry and fundamental investment characteristics. The International Equity Index Fund holds securities selected by BGFA utilizing a quantitative model known as minimum variance optimization. Under this technique, stocks are selected for inclusion if the fundamental investment characteristics of the security reduce the portfolio's predicted tracking error against the benchmark index. BGFA seeks to construct the portfolio of each of the Small Cap and International Equity Index Funds so that, in the aggregate, its capitalization, industry and fundamental investment characteristics perform like those of its benchmark index.

Over time, the portfolio composition of each equity index fund may be altered (or "rebalanced") to reflect changes in the characteristics of its benchmark index or, for the Small Cap Equity Index Fund and the International Equity Index Fund, with a view to bringing the performance and characteristics of the equity index Fund more in line with that of its benchmark index. Such rebalancings will require the equity index Fund to incur transaction costs and other expenses. Each of the Small Cap and International Equity Index Funds reserves the right to invest in all of the securities in the benchmark index.

TRACKING ERROR

SFIM and BGFA use the "expected tracking error" of an equity index Fund as a way to measure the Funds' performance relative to the performance of its benchmark index. An expected tracking error of 5% means that there is a 68% probability that the net asset value of the equity index Fund will be between 95% and 105% of the subject index level after one year, without rebalancing the portfolio composition. A tracking error of 0% would indicate perfect tracking, which would be achieved when the net asset value of the equity index Fund increases or decreases in exact proportion to changes in its benchmark index. Factors such as expenses of the Fund, taxes, the need to comply with the diversification and other requirements of the Code and other requirements may adversely impact the tracking of the performance of an equity index Fund to that of its benchmark index. In the event that tracking error exceeds 5%, the Board of Trustees of the Trust will consider what action might be appropriate to reduce the tracking error.

RELATIONSHIP WITH THE INDEX PROVIDERS

STANDARD & POOR'S

The Large Cap Equity Index Fund seeks to match the performance of the Standard & Poor's Composite Index of 500 Stocks ("S&P 500"). "Standard & Poor's," "S&P," "S&P 500" and "Standard and Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Trust. The Fund is not sponsored, endorsed sold or promoted by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P").

S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Trust or the Fund. S&P has no obligation to take the needs of the Trust or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P

HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

RUSSELL 2000

The Small Cap Equity Index Fund seeks to match the performance of the Russell 2000 Small Stock Index (the "Russell 2000"). The Russell 2000 tracks the common stock performance of the 2000 smallest U.S. companies in the Russell 3000 Index, representing about 10% in the aggregate of the capitalization of the Russell 3000 Index. The Russell 2000 and the Russell 3000 are trademarks/service marks, and "Russell" is a trademark, of the Frank Russell Company. The Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with the Frank Russell Company. The Frank Russell Company is not responsible for and has not reviewed the Fund nor any associated literature or publications and makes no representation or warranty, express or implied, as to their accuracy or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Russell 2000.

Frank Russell Company's publication of the Russell 2000 in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL 2000 OR ANY DATA INCLUDED IN THE RUSSELL 2000. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL 2000 OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL 2000. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL 2000 OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

EAFE INDEX

The International Equity Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australia, and Far East Free Index ("EAFE Free"). EAFE Free is the property of Morgan Stanley & Co. Incorporated ("Morgan Stanley"). Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by the Trust. The Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the shares of the Fund particularly or the ability of EAFE Free to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the EAFE Free which is determined, composed and calculated by Morgan Stanley without regard to the Fund. Morgan Stanley has no obligation to take the needs of the Fund or the owners of the Fund into consideration in determining, composing or calculating the EAFE Free. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Morgan Stanley has no obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEX FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE EAFE FREE OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, THE TRUST'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE EAFE FREE OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE EAFE FREE OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

The Trust has a Board of Trustees, the members of which are elected by the shareholders. The Trustees are responsible for the overall management of the Trust and their duties include reviewing the results of each of the Funds, monitoring investment activities and techniques, and receiving and acting upon future plans for the Trust.

It is possible that the interests of the Stock and Bond Balanced Fund could diverge from the interests of one or more of the underlying Funds in which it invests. If such interests were ever to become divergent, it is possible that a conflict of interest could arise and affect how the Trustees and officers fulfill their fiduciary duties to each Fund. The Trustees believe they have structured each Fund to avoid these concerns. However, conceivably, a situation could occur where proper action for the Stock and Bond Balanced Fund could be adverse to the interests of an underlying Fund, or the reverse could occur. If such a possibility arises, the affected Funds' investment adviser(s) and the Trustees and officers of the Trust will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Moreover, close and continuous monitoring will be exercised to avoid, insofar as possible, these concerns.

TRUSTEES AND OFFICERS

The Trustees and officers of the Trust, their ages at April 30, 2000, and their principal occupations for the last five years are set forth below. Unless otherwise noted, the address of each Trustee and officer is One State Farm Plaza, Bloomington, Illinois 61710.



  NAME, AGE AND                 POSITION(s) HELD                         PRINCIPAL OCCUPATION(s) DURING PAST FIVE
  ADDRESS                       WITH THE TRUST                           YEARS
  -------------                 ----------------                         ----------------------------------------
  Edward B. Rust, Jr.*,         Trustee and Chairman of the Board,       CHAIRMAN OF THE BOARD, PRESIDENT, CEO, AND DIRECTOR --
  Age 49                        President                                State Farm Mutual Automobile Insurance Company; PRESIDENT,
                                                                         CEO, AND DIRECTOR -- State Farm Life Insurance Company,
                                                                         State Farm Life and Accident Assurance Company, State Farm
                                                                         Annuity and Life Insurance Company, State Farm General
                                                                         Insurance Company, State Farm Fire and Casualty Company,
                                                                         State Farm Investment Management Corp., State Farm Growth
                                                                         Fund, Inc., State Farm Balanced Fund, Inc., State Farm
                                                                         Interim Fund, Inc., State Farm Municipal Bond Fund, Inc.;
                                                                         CHAIRMAN OF THE BOARD AND DIRECTOR (SINCE 1999) -- State
                                                                         Farm Federal Savings Bank; PRESIDENT, CEO, AND DIRECTOR
                                                                         (SINCE 1997) -- State Farm VP Management Corp.;
                                                                         PRESIDENT -- State Farm County Mutual Insurance Company
                                                                         of Texas; DIRECTOR -- State Farm Lloyds, Inc., State
                                                                         Farm International Services, Inc.; CHAIRMAN OF THE
                                                                         BOARD, PRESIDENT, AND TREASURER -- State Farm Companies
                                                                         Foundation; UNDERWRITER -- State Farm Lloyds



  NAME, AGE AND                 POSITION(s) HELD                         PRINCIPAL OCCUPATION(s) DURING PAST FIVE
  ADDRESS                       WITH THE TRUST                           YEARS
  -------------                 ----------------                         ----------------------------------------
  Roger S. Joslin*, Age 63      Trustee, Vice President and              VICE CHAIRMAN, CHIEF FINANCIAL OFFICER, SENIOR VICE
                                Treasurer                                PRESIDENT, TREASURER, AND DIRECTOR -- State Farm Mutual
                                                                         Automobile Insurance Company; DIRECTOR -- State Farm Life
                                                                         Insurance Company, State Farm Life and Accident Assurance
                                                                         Company, State Farm Annuity and Life Insurance Company;
                                                                         DIRECTOR, VICE PRESIDENT, AND TREASURER -- State Farm
                                                                         General Insurance Company, State Farm Lloyds, Inc., State
                                                                         Farm Investment Management Corp., State Farm Growth Fund,
                                                                         Inc., State Farm Balanced Fund, Inc., State Farm Interim
                                                                         Fund, Inc., State Farm Municipal Bond Fund, Inc., State
                                                                         Farm International Services, Inc.,; DIRECTOR, VICE
                                                                         PRESIDENT AND TREASURER (SINCE 1999) -- State Farm
                                                                         Federal Savings Bank; DIRECTOR, VICE PRESIDENT, AND
                                                                         TREASURER (SINCE 1997) -- State Farm VP Management
                                                                         Corp.; CHAIRMAN OF THE BOARD, TREASURER, AND DIRECTOR --
                                                                         State Farm Fire and Casualty Company; TREASURER -- State
                                                                         Farm County Mutual Insurance Company of Texas; ASSISTANT
                                                                         TREASURER -- State Farm Companies Foundation;
                                                                         UNDERWRITER -- State Farm Lloyds

  Albert H. Hoopes,             Trustee                                  ATTORNEY; DIRECTOR -- State Farm Growth Fund, Inc., State
  Age 85                                                                 Farm Balanced Fund, Inc., State Farm Interim Fund, Inc.,
  1001 North Main Street                                                 State Farm Municipal Bond Fund, Inc.
  Bloomington, IL 61701

  Thomas M. Mengler,            Trustee                                  DEAN, UNIVERSITY OF ILLINOIS COLLEGE OF LAW (SINCE 1993);
  Age 46                                                                 DIRECTOR (SINCE 1998) -- State Farm Growth Fund, Inc.,
  Swanland Building                                                      State Farm Balanced Fund, Inc., State Farm Interim Fund,
  601 E. John St.                                                        Inc., State Farm Municipal Bond Fund, Inc.
  Champaign, IL 61820

  Davis U. Merwin,              Trustee                                  INVESTOR; DIRECTOR -- State Farm Growth Fund, Inc., State
  Age 71                                                                 Farm Balanced Fund, Inc., State Farm Interim Fund, Inc.,
  P.O. Box 1665                                                          State Farm Municipal Bond Fund, Inc.
  Bloomington, IL  61702

  James A. Shirk, Age 56        Trustee                                  DIRECTOR AND PRESIDENT -- Beer Nuts, Inc.; DIRECTOR --
  103 North Robinson                                                     State Farm Growth Fund, Inc., State Farm Balanced Fund,
  Bloomington, IL  61701                                                 Inc., State Farm Interim Fund, Inc., State Farm Municipal
                                                                         Bond Fund, Inc.



  NAME, AGE AND                 POSITION(s) HELD                         PRINCIPAL OCCUPATION(s) DURING PAST FIVE
  ADDRESS                       WITH THE TRUST                           YEARS
  -------------                 ----------------                         ----------------------------------------
  Kurt G. Moser, Age 55         Vice President                           SENIOR VICE PRESIDENT -- INVESTMENTS (SINCE 1998) VICE
                                                                         PRESIDENT -- INVESTMENTS -- State Farm Mutual Automobile
                                                                         Insurance Company, State Farm County Mutual Insurance
                                                                         Company of Texas, State Farm Lloyds, Inc.; SENIOR VICE
                                                                         PRESIDENT -- INVESTMENTS (SINCE 1998), VICE PRESIDENT
                                                                         INVESTMENTS, AND DIRECTOR -- State Farm Life Insurance
                                                                         Company, State Farm Life and Accident Assurance Company,
                                                                         State Farm Annuity and Life Insurance Company, State Farm
                                                                         Fire and Casualty Company, State Farm General Insurance
                                                                         Company; SENIOR VICE PRESIDENT -- INVESTMENTS (SINCE 1998),
                                                                         INVESTMENT OFFICER -- State Farm Indemnity Company; VICE
                                                                         PRESIDENT -- INVESTMENTS (SINCE 1998) -- State Farm
                                                                         Florida Insurance Company; SENIOR VICE PRESIDENT (SINCE
                                                                         1997), VICE PRESIDENT, AND DIRECTOR (PRIOR TO 1997) --
                                                                         State Farm Investment Management Corp.; VICE PRESIDENT
                                                                         -- State Farm Growth Fund, Inc., State Farm Balanced
                                                                         Fund, Inc., State Farm Interim Fund, Inc., State Farm
                                                                         Municipal Bond Fund, Inc.; DIRECTOR (SINCE 1997) --State
                                                                         Farm VP Management Corp.; VICE PRESIDENT INVESTMENTS --
                                                                         State Farm International Services, Inc.; UNDERWRITER --
                                                                         State Farm Lloyds

Paul N. Eckley, Age 45          Vice President                           SENIOR VICE PRESIDENT -- INVESTMENTS AND ASSISTANT
                                                                         SECRETARY -- TREASURER (SINCE 1998), VICE PRESIDENT --
                                                                         COMMON STOCKS -- State Farm Mutual Automobile Insurance
                                                                         Company,  State Farm Fire and Casualty Company;
                                                                         SENIOR VICE PRESIDENT INVESTMENTS AND ASSISTANT
                                                                         SECRETARY TREASURER (SINCE 1998) -- State Farm General
                                                                         Insurance Company, State Farm Life Insurance Company,
                                                                         State Farm Life and Accident Assurance Company, State
                                                                         Farm Annuity and Life Insurance Company,
                                                                         State Farm Indemnity Company, State Farm County Mutual
                                                                         Insurance Company of Texas and State Farm Lloyds, Inc.;
                                                                         SENIOR VICE PRESIDENT (SINCE 1997), AND INVESTMENT
                                                                         OFFICER (PRIOR TO 1997) -- State Farm Investment
                                                                         Management Corp.; VICE PRESIDENT (SINCE 1995) State
                                                                         Farm Growth Fund, Inc., State Farm Balanced Fund, Inc.

  NAME, AGE AND                 POSITION(s) HELD                         PRINCIPAL OCCUPATION(s) DURING PAST FIVE
  ADDRESS                       WITH THE TRUST                           YEARS
  -------------                 ----------------                         ----------------------------------------
  John S. Concklin,             Vice President                           VICE PRESIDENT -- COMMON STOCKS AND ASSISTANT SECRETARY --
  Age 53                                                                 TREASURER (SINCE 1997), VICE PRESIDENT -- FIXED INCOME
                                                                         State Farm Mutual Automobile Insurance Company, State Farm
                                                                         Life Insurance Company, State Farm Fire
                                                                         and Casualty Company, State Farm Life and Assurance
                                                                         Company, State Farm Annuity and Life Insurance Company,
                                                                         State Farm General Insurance Company; VICE PRESIDENT --
                                                                         COMMON STOCKS (SINCE 1997) -- State Farm Indemnity
                                                                         Company, State Farm Lloyds, Inc; INVESTMENT OFFICER
                                                                         (SINCE 1995) -- State Farm Investment Management Corp.;
                                                                         VICE PRESIDENT (SINCE 1995) -- State Farm Balanced Fund,
                                                                         Inc.; VICE PRESIDENT (1995-1998) -- State Farm Interim
                                                                         Fund, Inc.; VICE PRESIDENT (SINCE 1998) -- State Farm
                                                                         Growth Fund, Inc.

  David R. Grimes,              Assistant Vice President and             ASSISTANT VICE PRESIDENT OF ACCOUNTING -- State Farm
  Age 57                        Secretary                                Mutual Automobile Insurance Company; ASSISTANT
                                                                         VICE PRESIDENT AND SECRETARY -- State Farm Investment
                                                                         Management Corp., State Farm Growth Fund, Inc., State
                                                                         Farm Balanced Fund, Inc., State Farm Interim Fund, Inc.,
                                                                         State Farm Municipal Bond Fund, Inc.; ASSISTANT VICE
                                                                         PRESIDENT AND SECRETARY (SINCE 1997) -- State Farm VP
                                                                         Management Corp.

  Jerel S. Chevalier,           Assistant Secretary - Treasurer          DIRECTOR OF MUTUAL FUNDS -- State Farm Mutual Automobile
  Age 61                                                                 Insurance Company; ASSISTANT SECRETARY -- TREASURER --
                                                                         State Farm Investment Management Corp., State Farm Growth
                                                                         Fund, Inc., State Farm Balanced Fund, Inc., State Farm
                                                                         Interim Fund, Inc., State Farm Municipal Bond Fund, Inc.

  Howard Thomas,                Assistant Secretary - Treasurer          DIRECTOR OF MUTUAL FUNDS (SINCE 1998) --
  Age 52                                                                 State Farm Mutual Automobile Insurance Company;
                                                                         MANAGER OF ACCOUNTING BENEFITS (1988 - 1998) --
                                                                         State Farm Mutual Automobile Insurance Company; ASSISTANT
                                                                         SECRETARY --  TREASURER (SINCE 1998) --
                                                                         State Farm Investment Management Corp., State Farm Growth
                                                                         Fund, Inc., State Farm Balanced Fund, Inc., State
                                                                         Farm Interim Fund, Inc., State Farm Municipal
                                                                         Bond Fund, Inc.



  NAME, AGE AND                 POSITION(s) HELD                         PRINCIPAL OCCUPATION(s) DURING PAST FIVE
  ADDRESS                       WITH THE TRUST                           YEARS
  -------------                 ----------------                         ----------------------------------------
  Donald O. Jaynes,             Assistant Secretary                      ASSOCIATE GENERAL COUNSEL -- State Farm Mutual Automobile
  Age 52                                                                 Insurance Company; ASSISTANT SECRETARY (SINCE 1998) --
                                                                         State Farm Investment Management Corp., State Farm
                                                                         Growth Fund, Inc., State Farm Balanced Fund, Inc., State
                                                                         Farm Interim Fund, Inc., State Farm Municipal Bond Fund,
                                                                         Inc.

 Stephen L. Horton,             Assistant Secretary                      COUNSEL -- State Farm Mutual Automobile Insurance Company;
 Age 42                                                                  ASSISTANT SECRETARY (SINCE 2000) -- State Farm Investment
                                                                         Management Corp., State Farm Growth Fund, Inc., State Farm
                                                                         Balanced Fund, Inc., State Farm Interim Fund, Inc., and
                                                                         State Farm Municipal Bond Fund, Inc.; ASSISTANT SECRETARY
                                                                         (SINCE 1999) -- State Farm VP Management Corp.

 David M. Moore,                Assistant Secretary                      COUNSEL (SINCE 1997), ASSISTANT TAX COUNSEL (1995-1997) --
 Age 38                                                                  State Farm Mutual Automobile Insurance Company; ASSISTANT
                                                                         SECRETARY (SINCE 2000) -- State Farm Investment Management
                                                                         Corp., State Farm Growth Fund, Inc., State Farm Balanced
                                                                         Fund, Inc., State Farm Interim Fund, Inc., and State Farm
                                                                         Municipal Bond Fund, Inc.

  Michael L. Tipsord,           Assistant Secretary                      VICE PRESIDENT AND ASSISTANT TREASURER
  Age 40                                                                 (SINCE 1998), EXECUTIVE ASSISTANT -- OPERATIONS (SINCE
                                                                         1997), ASSISTANT CONTROLLER (1996-1997), DIRECTOR OF
                                                                         ACCOUNTING (1995-1996), -- State Farm Mutual Automobile
                                                                         Insurance Company; ASSISTANT SECRETARY -- State Farm
                                                                         Investment Management Corp., State Farm Growth Fund,
                                                                         Inc., State Farm Balanced Fund, Inc., State Farm Interim
                                                                         Fund, Inc., State Farm Municipal Bond Fund, Inc.;
                                                                         TREASURER (SINCE 1996) -- Insurance Placement Services,
                                                                         Inc.

  Donald E. Heltner             Vice President                           VICE PRESIDENT -- FIXED INCOME AND ASSISTANT SECRETARY --
  Age 52                                                                 TREASURER -- State Farm Life Insurance
                                                                         Company, State Farm Life and Accident Assurance
                                                                         Company, State Farm Annuity and Life Insurance
                                                                         Company; VICE PRESIDENT -- FIXED INCOME (Since 1998) --
                                                                         State Farm Mutual Automobile Insurance Company, State Farm
                                                                         Fire and Casualty Company, State Farm General Insurance
                                                                         Company, State Farm Indemnity Company, and State Farm
                                                                         Lloyds, Inc. (Since 1998); VICE PRESIDENT (since 1998) --
                                                                         State Farm Balanced Fund, Inc., State Farm Interim Fund,
                                                                         Inc.; PRIOR TO 1998, VICE PRESIDENT -- Century Investment
                                                                         Management Co.

  Eugene D. Funk IV             Assistant Vice President                 INVESTMENT OFFICER AND ASSISTANT SECRETARY -- TREASURER
  Age 39                                                                 (since 1997) -- State Farm Life Insurance Company, State
                                                                         Farm Life and Accident Assurance Company, and State
                                                                         Farm Annuity and Life Insurance Company, INVESTMENT
                                                                         OFFICER (since 1997) -- State Farm Mutual Automobile
                                                                         Insurance Company, State Farm Fire and Casualty Company,
                                                                         State Farm General Insurance Company, State Farm
                                                                         Indemnity Company, and State Farm Lloyds, Inc.;
                                                                         PRIOR TO 1997, INVESTMENT ANALYST


* Trustee who is an "interested person" of the Trust or SFIM, as defined in the 1940 Act.

Trustees or officers who are interested persons of the Trust do not receive any compensation from the Trust for their services to the Trust. The Trustees who are not interested persons of the Trust receive compensation from the Trust at a rate of $300 per meeting, per Fund. In addition, Trustees who are not interested persons of the Trust are reimbursed for any out-of-pocket expenses incurred in connection with affairs of the Trust.

Trustees and officers of the Trust do not receive any benefits from the Trust upon retirement nor does the Trust accrue any expenses for pension or retirement benefits.


                         AGGREGATE                TOTAL COMPENSATION
                         COMPENSATION             FROM THE TRUST AND OTHER
NAME                     FROM THE TRUST (1)       STATE FARM FUNDS (1)(2)
----                     ------------------       ------------------------
Edward B. Rust, Jr.      None (3)                 None (3)
Albert H. Hoopes         $7,200                   $14,400
Roger S. Joslin          None (3)                 None (3)
Thomas M. Mengler        $7,200                   $14,400
Davis U. Merwin          $7,200                   $14,400
James A. Shirk           $7,200                   $14,400


(1)  For the fiscal year ended December 31, 1999.

(2) The "other State Farm Funds" are State Farm Growth Fund, Inc., State Farm Balanced Fund, Inc., State Farm Interim Fund, Inc., and State Farm Municipal Bond Fund, Inc.

(3)  Non-compensated interested trustee.

INVESTMENT ADVISORY AGREEMENTS

BETWEEN THE TRUST AND SFIM

SFIM is a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company ("SFMAIC"). The duties and responsibilities of SFIM are specified in the Investment Advisory and Management Services Agreement between the Trust and SFIM and the separate Service Agreement among the Trust, SFIM and SFMAIC (collectively, the "Management Agreements"). The Management Agreements were approved for each Fund by the Board of Trustees of the Trust (including a majority of Trustees who are not parties to the Agreement or interested persons, as defined by the Act, of any such party) at a meeting held for that purpose on September 12, 1997 and subsequently were approved by the sole shareholder of each Fund. The Management Agreements are not assignable and each may be terminated without penalty upon 60 days written notice at the option of the Trust, SFIM or SFMAIC, as appropriate, or by a vote of shareholders. Each Management Agreement provides that it shall continue in effect for two years and can thereafter be continued for each Fund from year to year so long as such continuance is specifically approved annually (a) by the

Board of Trustees of the Trust or by a majority of the outstanding voting shares of the Fund and (b) by a majority vote of the Trustees who are not parties to the Agreement, or interested persons of any such party, cast in person at a meeting held for that purpose.

SFIM (under the supervision of the Board of Trustees) continuously furnishes an investment program for the Funds other than the Large Cap, Small Cap, and International Equity Index Funds, is responsible for the actual managing of the investments of such Funds and has responsibility for making decisions governing whether to buy, sell or hold any particular security. In carrying out its obligations to manage the investment and reinvestment of the assets of these Funds, SFIM performs research and obtains and evaluates pertinent economic, statistical and financial data relevant to the investment policies of these Funds.

The Trust pays SFIM monthly compensation in the form of an investment advisory fee. The fee is based upon average daily net assets and is accrued daily and paid to SFIM quarterly at the following annual rates for each of the Funds:

     Large Cap Equity Index             .26% of net assets
     Small Cap Equity Index             .40% of net assets
     International Equity Index         .55% of net assets
     Bond                               .50% of net assets
     Money Market                       .40% of net assets
     Stock and Bond Balanced            None

SFIM has agreed not to be paid an investment advisory fee for performing its services for the Stock and Bond Balanced Fund and has agreed to reimburse the Stock and Bond Balanced Fund for any expenses incurred. (This expense limitation arrangement is voluntary and may be eliminated by SFIM at any time.) However, SFIM will receive investment advisory fees from managing the underlying Funds in which the Stock and Bond Balanced Fund invests.

With respect to each of the Funds other than the Stock and Bond Balanced Fund and the International Equity Index Fund, SFIM has agreed to reimburse the Fund for any expenses incurred by the Fund, other than the investment advisory fee, that exceed .10% of such Fund's average daily net assets. With respect to the International Equity Index Fund, SFIM has agreed to reimburse the Fund for any expenses incurred by the Fund, other than the investment advisory fee, that exceed .20% of the Fund's average daily net assets. These expense limitation arrangements are voluntary and may be eliminated by SFIM at any time.

For the period from the commencement of each Fund's operations through December 31, 1998, and for calendar year 1999 the Funds paid the following advisory fees to SFIM:

---------------------------------------------------------------------------------------------------
                                          GROSS                 EXPENSE
FUND                                    FEE PAID             REIMBURSEMENT           NET FEE
                                     1999     1998           1999     1998       1999     1998
---------------------------------------------------------------------------------------------------
Money Market Fund                    $117,199   $39,751+   $ 7,330   $10,516+  $109,869   $29,235+
---------------------------------------------------------------------------------------------------
Bond Fund                            $254,678   $51,817*   $10,602        $0*  $244,076   $51,817*
---------------------------------------------------------------------------------------------------
Large Cap Equity Index Fund          $351,017   $46,527*        $0        $0*  $351,017   $46,527*
---------------------------------------------------------------------------------------------------
Small Cap Equity Index Fund          $258,832  $118,508+   $77,089   $16,690+  $181,743  $101,818+
---------------------------------------------------------------------------------------------------
International Equity Index Fund      $590,404  $325,393*  $202,180  $107,042*  $388,224  $218,351*
---------------------------------------------------------------------------------------------------
Stock and Bond Balanced Fund               $0        $0+   $30,583   $13,909+        $0        $0+
---------------------------------------------------------------------------------------------------


  *  Commenced operations on January 22, 1998
  +  Commenced operations on January 29, 1998

As described below, SFIM has engaged Barclays Global Fund Advisors ("BGFA") as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap, Small Cap, and International Equity Index Funds.

SFIM is responsible for payment of all expenses it may incur in performing the services described. These expenses include costs incurred in providing investment advisory services, compensating and furnishing office space for officers and employees of SFIM connected with investment and economic research, trading and investment management of the Trust and the payment of any fees to interested Trustees of the Trust. SFIM provides all executive, administrative, clerical and other personnel necessary to operate the Trust and pays the salaries and other employment related costs of employing those persons. SFIM furnishes the Trust with office space, facilities and equipment and pays the day-to-day expenses related to the operation and maintenance of such office space facilities and equipment. All other expenses incurred in the organization of the Trust or of new Funds of the Trust, including legal and accounting expenses and costs of registering securities of the Trust under federal and state securities laws, are also paid by SFIM.

Pursuant to the Service Agreement, SFMAIC provides SFIM with certain personnel, services and facilities to enable SFIM to perform its obligations to the Trust. SFIM reimburses SFMAIC for such costs, direct and indirect, as are fairly attributable to the services performed and the facilities provided by SFMAIC under the separate service agreement. Accordingly, the Trust makes no payment to SFMAIC under the Service Agreement.

The Trust is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by SFIM as described in the preceding paragraphs. These include (by way of description and not of limitation), any share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest on borrowings by the Trust, charges of the custodian and transfer agent, if any, cost of auditing services, non-interested Trustees' fees, legal expenses, all taxes and fees, investment advisory fees, certain insurance premiums, cost of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing and mailing updated Trust prospectuses to shareholders and contractholders, costs of preparing, printing, and mailing proxy statements and shareholder reports to shareholders and contractholders, the cost of paying dividends, capital gains distribution, capital stock certificates, costs of Trustee and shareholder meetings, dues to trade organizations, and any extraordinary expenses, including litigation costs in legal actions involving the Trust, or costs related to indemnification of Trustees, officers and employees of the Trust.

The Board of Trustees of the Trust determines the manner in which expenses are allocated among the Funds of the Trust.

The Agreement also provides that SFIM shall not be liable to the Trust or to any shareholder or contract owner for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder in connection with matters to which such Agreements relate, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of SFIM in the performance of its duties thereunder.

BETWEEN SFIM AND BGFA

Pursuant to the separate sub-advisory agreement described below (the "Sub-advisory Agreement"), SFIM has engaged BGFA as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap, Small Cap, and International Equity Index Funds.

BGFA determines which securities to buy and sell for each of these Funds, selects the brokers and dealers to effect the transactions, and negotiates commissions. For its services, SFIM pays BGFA an investment sub-advisory fee equal to a percentage of the average daily net assets of each index Fund at the rates set forth below less certain credits also described below. The fee is accrued daily and paid to BGFA quarterly. The rates upon which the fee is based are as follows:


     LARGE CAP EQUITY INDEX FUND        .15% of the first $50,000,000 of net assets
                                        .09% of the next $50,000,000 of net assets
                                        .07% thereafter

     SMALL CAP EQUITY INDEX FUND        .20% of the first $50,000,000 of net assets
                                        .14% of the next $50,000,000 of net assets
                                        .11% thereafter

     INTERNATIONAL EQUITY INDEX FUND    .35% of the first $50,000,000 of net assets
                                        .30% of the next $50,000,000 of net assets
                                        .20% thereafter


The quarterly fee payable by SFIM to BGFA with respect to each index Fund will be reduced by certain credits. The fee with respect to the Large Cap Equity Index Fund and Small Cap Equity Index Fund will be reduced by $875 and $2,875 per quarter, respectively. The fee with respect to the International Equity Index Fund will be reduced by $3,750 per quarter and an additional amount based upon such Fund's international custody charges.

The Sub-Advisory Agreement was approved for each Fund by the Board of Trustees of the Trust (including a majority of Trustees who are not parties to such Agreements or interested persons, as defined by the Act, of any such party) at a meeting held for that purpose on September 12, 1997 and subsequently were approved by the sole shareholder of each Fund. The Sub-advisory Agreement is not assignable and may be terminated without penalty upon 60 days written notice at the option of SFIM or BGFA, or by the Board of Trustees of the Trust or by a vote of a majority of the outstanding shares of the class of stock representing an interest in the appropriate Fund. The Sub-advisory Agreement provides that it shall continue in effect for two years and can thereafter be continued for each Fund from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority vote of the Trustees who are not parties to the Agreement, or interested persons of any such party, cast in person at a meeting held for that purpose.

BGFA manages the investments of the Large Cap, Small Cap, and International Equity Index Funds, determining which securities or other investments to buy and sell for each, selecting the brokers and dealers to effect the transactions, and negotiating commissions. In placing orders for securities transactions, BGFA follows SFIM's policy of seeking to obtain the most favorable price and efficient execution available.

SECURITIES ACTIVITIES OF THE INVESTMENT ADVISERS

Securities held by the Trust may also be held by separate accounts or mutual funds for which SFIM or BGFA acts as an adviser, some of which may be affiliated with SFIM or BGFA. Because of different investment objectives, cash flows or other factors, a particular security may be bought by SFIM or BGFA for one or more of its clients, when one or more other clients are selling the same security. Pursuant to procedures adopted by the Board of Trustees, SFIM or BGFA may cause a Fund to buy or sell a security from another Fund or another account. Any such transaction would be executed at a price determined in accordance with those procedures and without sales commissions. Transactions executed pursuant to such procedures are reviewed by the Board of Trustees quarterly.

If purchases or sales of securities for a Fund or other client of SFIM or BGFA arise for consideration at or about the same time, transactions in such securities will be allocated as to amount and price, insofar as feasible, for the Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of SFIM or BGFA during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the opinion of the Trustees of the Trust, however, that the benefits available to the Trust outweigh any possible disadvantages that may arise from such concurrent transactions.

On occasions when SFIM or BGFA (under the supervision of the Board of Trustees) deems the purchase or sale of a security to be in the best interests of the Trust as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Trust with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by SFIM or BGFA in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Trust and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

As described above, either SFIM or BGFA determines which securities to buy and sell for the Funds, selects brokers and dealers to effect the transactions, and negotiates commissions. Transactions in equity securities will usually be executed through brokers who will receive a commission paid by the Fund. Fixed income securities are generally traded with dealers acting as principals for their own accounts without a stated commission. The dealer's margin is reflected in the price of the security. Money market obligations may be traded directly with the issuer. Underwritten offerings of stock may be purchased at a fixed price including an amount of compensation to the underwriter. During the fiscal year ended December 31, 1998, and during calendar year 1999 the Funds paid brokerage commissions of:


                                                 1999         1998
    Money Market Fund                               0       $      0
                                            ------------- -------------
    Bond Fund                                       0              0
                                            ------------- -------------
    Large Cap Equity Index Fund                  4,443         5,230
                                            ------------- -------------
    Small Cap Equity Index Fund                 70,362        46,755
                                            ------------- -------------
    International Equity Index Fund            120,679       137,075
                                            ------------- -------------
    Stock and Bond Balanced Fund                     0             0
                                            ------------- -------------

No Fund has paid any brokerage commissions to: (i) any broker that is an affiliated person of the Trust or an affiliated person of that person; or (ii) any broker an affiliated person of which is an affiliated person of the Trust or State Farm.

In placing orders for securities transactions, SFIM's policy (followed by BGFA) is to attempt to obtain the most favorable price and efficient execution available. These entities, subject to the review of the Trust's Board of Trustees, may pay higher than the lowest possible commission in order to obtain better than average execution of transactions and/or valuable investment research information described below, if, in their opinion, improved execution and investment research information will benefit the performance of each of the Funds.

When selecting broker-dealers to execute portfolio transactions, SFIM considers factors including the rate of commission or size of the broker-dealer's "spread", the size and difficulty of the order, the nature of the market for the security, the willingness of the broker-dealer to position, the reliability, financial condition and general execution and operational capabilities of the broker-dealer, and the research, statistical and economic data furnished by the broker-dealer to SFIM. In some cases, SFIM may use such information to advise other investment accounts that it advises. Brokers or dealers which supply research may be selected for execution of transactions for such other accounts, while the data may be used by SFIM in providing investment advisory services to the Trust. In addition, SFIM may select broker-dealers to execute portfolio transactions who are affiliated with the Trust or SFIM. However, all such directed brokerage will be subject to SFIM's policy to attempt to obtain the most favorable price and efficient execution possible.

PORTFOLIO TURNOVER

There are no fixed limitations regarding the portfolio turnover rate for either the Bond Fund or Money Market Fund, and securities initially satisfying the objectives and policies of one of these Funds may be disposed of when they are no longer deemed suitable. Consistent with each equity index Fund's investment objective, the Large Cap, Small Cap, and International Equity Index Funds will attempt to minimize portfolio turnover. The Stock and Bond Balanced Fund's portfolio turnover is expected to be low. The Stock and Bond Balanced Fund will purchase or sell securities to: (i) accommodate purchases and sales of its shares; (ii) change the percentages of its assets invested in each of the underlying Funds in response to market conditions; and (iii) maintain or modify the allocation of its assets among the underlying Funds within the percentage limits described in the Prospectus.

Since short term instruments are excluded from the calculation of a portfolio turnover rate, no meaningful portfolio turnover rate can be estimated or calculated for the Money Market Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of a Fund's shares and by requirements, the satisfaction of which enable the Trust to receive certain favorable tax treatment.

DETERMINATION OF NET ASSET VALUE

The net asset value of each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange, (currently at 4:00 p.m., E.S.T.) on each day when the New York Stock Exchange is open for business. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year, except for certain federal and other holidays. Shares will not be priced on days when the NYSE is closed. The net asset value per share is computed by dividing the difference between the value of the Fund's assets and liabilities by the number of shares outstanding. Interest earned on portfolio securities and expenses, including fees payable to SFIM, are accrued daily.

Equity securities (including common stocks, preferred stocks, convertible securities and warrants) and call options written on all portfolio securities, listed or traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued. In the absence of any exchange sales on that day and for unlisted equity securities, such securities are valued at the last sale price on the NASDAQ (National Association of Securities Dealers Automated Quotations) National Market. In the absence of any National Market sales on that day, equity securities are valued at the last reported bid price.

Debt securities traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued, or, lacking any sales, at the last reported bid price. Debt securities other than money market instruments traded in the over-the-counter market are valued at the last reported bid price or at yield equivalent as obtained from one or more dealers that make markets in the securities.

If the market quotations described above are not available, debt securities, other than short-term debt securities, may be valued at fair value as determined by one or more independent pricing services (each, a "Service"). The Service may use available market quotations and employ electronic data processing techniques and/or a matrix system to determine valuations. Each Service's procedures are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

Debt instruments held with a remaining maturity of 60 days or less (other than U.S. Treasury bills) are generally valued on an amortized cost basis. Under the amortized cost basis method of valuation, the security is initially valued at its purchase price (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter by amortizing any premium or discount uniformly to maturity. If for any reason the Trustees believe the amortized cost method of valuation does not fairly reflect the fair value of any security, fair value will be determined in good faith by or under the direction of the Board of Trustees of the Trust as in the case of securities having a maturity of more than 60 days.

Securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price on the exchange where they are primarily traded. All foreign securities traded on the over-the-counter market are valued at the last sale quote, if market quotes are available, or the last reported bid price if there is no active trading in a particular security on a given day. Quotations of foreign securities in foreign currencies are converted, at current exchange rates, to their U.S. dollar equivalents in order to determine their current value. Forward currency contracts are valued at the current cost of offsetting the contract. Because of the need to value foreign securities (other than American Depositary Receipts) as of the close of trading on various exchanges and over-the-counter markets throughout the world, the calculation of the net asset value of Funds investing in foreign securities may not take place contemporaneously with the valuation of such foreign securities in such Funds. In addition, foreign securities held by the Large Cap and International Equity Index Funds may be traded actively in securities markets which are open for trading on days when those Funds do not calculate their net asset value. Accordingly, there may be occasions when the Large Cap or International Equity Index Fund does not calculate its net asset value but when the value of such Fund's portfolio securities is affected by such trading activity.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. The effect of this will be that NAV will not be based on the last quoted price on the security, but on a price which the Board of Trustees or its delegate believes reflects the current and true price of the security.

Exchange listed options that are written or purchased by a Fund are valued on the primary exchange on which they are traded. Over-the-counter options written or purchased by a Fund are valued based upon prices provided by market-makers in such securities. Exchange-traded financial futures contracts are valued at their settlement price established each day by the board of trade or exchange on which they are traded.

All of the assets of the Money Market Fund are valued on the basis of amortized cost in an effort to maintain a constant net asset value of $1.00 per share. The Board of Trustees of the Trust (the "Board") has determined this to be in the best interests of the Money Market Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund or portfolio which uses available market quotations to value all of its portfolio securities.

The Board has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund's investment objectives, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation should exceed one half of one percent, the Board will promptly consider initiating corrective action. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: selling portfolio securities prior to maturity; shortening the average maturity of the portfolio; withholding or reducing dividends; or utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund's net asset value might still decline.

PERFORMANCE INFORMATION

The Trust may from time to time quote or otherwise use average annual total return information for the Funds in advertisements, shareholder reports or sales literature. Average annual total return values are computed pursuant to equations specified by the Commission. These equations do not reflect charges associated with the Contracts. The changes associated with the Contracts are described fully in the Contract prospectus.

Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $10,000 investment in a Fund made at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The Trust also may from time to time quote or otherwise use year-by-year total return, cumulative total return and yield information for the Funds in advertisements, shareholder reports or sales literature. Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $10,000 investment in a Fund (assuming that all distributions are reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

Yield is computed by dividing net investment income earned during a recent 30 day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

The Funds' total returns for the period from the commencement of their operations through December 31, 1998, and for calendar year 1999 and yield for the 30 days ended December 31, 1999, were:



                                                                            30 DAY YIELD
                                             TOTAL RETURN                   PERIOD ENDED
-----------------------------------------------------------------------------------------
FUND                                  12/31/99   INCEPTION TO 12/31/98        12/31/99
-----------------------------------------------------------------------------------------
Money Market Fund                       4.77           4.97%+                   5.50
-----------------------------------------------------------------------------------------
Bond Fund                              -0.57           6.49%*                   5.80
-----------------------------------------------------------------------------------------
Large Cap Equity Index Fund            20.36          29.26%*                   1.24
-----------------------------------------------------------------------------------------
Small Cap Equity Index Fund            20.24          -1.89%+                   1.47
-----------------------------------------------------------------------------------------
International Equity Index Fund        26.21          17.90%*                   0.73
-----------------------------------------------------------------------------------------
Stock and Bond Balanced Fund           11.88          14.66+                    3.39
-----------------------------------------------------------------------------------------

*        From January 22, 1998.
+        From January 29, 1998.

The Money Market Fund may also quote its current yield and effective yield. Current yield is an annualized yield based on the actual total return for a seven-day period. Effective yield is an annualized yield based on a daily compounding of the current yield. The Money Market Fund's current yield and effective yield for the seven-days ended December 31, 1999 was 5.46%.

Any performance data quoted for a Fund will represent historical performance and the investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

From time to time the Trust may publish an indication of the Funds' past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise its performance relative to certain indices and benchmark investments, including (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed-Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Hambrecht & Quist Growth Stock Index; (f) the NASDAQ OTC Composite Prime Return; (g) the Russell Midcap Index; (h) the Russell 2000 Index-Total Return; (i) the ValueLine Composite-Price Return; (j) the Wilshire 4600 Index; (k) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (1) the Shearson Lehman Brothers Aggregate Bond Index or its component indices (the Aggregate Bond Index measures the performance of Treasury, U.S. Government agencies, mortgage and Yankee bonds); (m) the S&P Bond indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (n) the J.P. Morgan Global Government Bond Index; (o) Donoghue's Money Market Fund Report (which provides industry averages of 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money market funds); (p) other taxable investments including certificates of deposit, money market deposit accounts, checking accounts, savings accounts, money market mutual funds and repurchase agreements; (q) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley (including EAFE "Free"), Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data; (r) the FT-Actuaries Europe and Pacific Index; (s) mutual fund performance indices published by Variable Annuity Research & Data Service; and (t) mutual fund performance indices published by Morningstar, Inc. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may be different from those of the equations used by the Trust to calculate a Fund's performance figures.

The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Advisers' views as to markets, the rationale for a Fund's investments and discussions of the Fund's current asset allocation.

From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in a particular Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

Such performance data will be based on historical results and will not be intended to indicate future performance. The total return or yield of a Fund will vary based on market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and your shares may be worth more or less than their original cost upon redemption.

TAXES

GENERAL TAX INFORMATION

The Trust intends that each of the Funds will continue to qualify as a regulated investment company under the Subchapter M of Chapter 1 of the Internal Revenue Code, as amended (the "Code"). If each Fund continues to qualify as a regulated investment company and distributes substantially all of its net income and gains to its shareholders (which the Trust intends to do), then under the provisions of Subchapter M, each Fund should have little or no income taxable to it under the Code.

Each Fund of the Trust must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund's gross income must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or disposition of securities; and (2) at the close of each quarter of the Fund's taxable year,
(a) at least 50% of the value of the Fund's total assets must consist of cash, U.S. Government securities and other securities, and no more that 5% of the value of the Fund may consist of such other securities of any one issuer and the Fund must not hold more than 10% of the outstanding voting stock of any such issuer, and (b) the Fund must not invest more than 25% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities).

In order to maintain the qualification of a Fund's status as a regulated investment company, the Trust may, in its business judgment, restrict a Fund's ability to invest in certain financial instruments. For the same reason, the Trust may, in its business judgment, require a Fund to maintain or dispose of an investment in certain types of financial instruments beyond the time when it might otherwise be advantageous to do so.

Each of the Funds also intends to comply with section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies' separate accounts (such as the Accounts) that are used to fund benefits under variable life insurance and variable annuity contracts. These requirements are in addition to the requirements of subchapter M and of the Investment Company Act of 1940, and may affect the securities in which a Fund may invest. In order to comply with the current or future requirements of section 817(h) (or related provisions of the Code), the Trust may be required, for example, to alter the investment objectives of one or more of the Funds. No such change of investment objectives will take place without notice to the shareholders of an affected Fund, the approval of a majority of the outstanding voting shares, and the approval of the Securities and Exchange Commission, to the extent legally required.

FOREIGN INVESTMENTS

Funds investing in foreign securities or currencies (including the Money Market Fund, Large Cap Equity Index Fund, and International Equity Index Fund) may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding on dividends and interest, if any, is generally at rates between 10% and 35%. The investment yield of any Fund that invests in foreign securities or currencies will be reduced by these foreign taxes. Owners of variable life insurance and variable annuity contracts investing in such Fund will bear the costs of any foreign tax, but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Funds investing in securities of passive foreign investment companies may be subject to U.S. Federal income taxes and interest charges, and the investment yield of a Fund making such investments will be reduced by these taxes and interest charges. Owners of variable life insurance policies and variable annuity contracts investing in such Funds will bear the cost of these taxes and interest charges.

ADDITIONAL TAX CONSIDERATIONS

If a Fund fails to qualify as a regulated investment company, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of such Fund's current or accumulated earnings and profits. Owners of variable life insurance and annuity contracts which have invested in such a Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if a Fund failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance and annuity contracts which have invested in the Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Funds' investment advisers and it is intended that each Fund will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return achieved by a Fund, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Fund's investment adviser might otherwise believe to be desirable.

A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. Generally, the required distribution is the sum of 98% of a Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ending October 31. Each Fund, other than the Stock and Bond Balanced Fund, intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax. The
Stock and Bond Balanced Fund is not subject to the 4% excise tax.

The discussion of "Taxes" in the Prospectus and the foregoing discussion of federal income tax consequences is a general and abbreviated summary based on tax laws and regulations in effect on the date of the Prospectus. Tax law is subject to change by legislative, administrative or judicial action. Each prospective investor should consult his or her own tax adviser as to the tax consequences of investments in the Funds. For information concerning the federal income tax consequences to the owners of variable life insurance and annuity contracts, see the prospectuses for the contracts.

OFFERING AND PURCHASE OF SHARES

SFIM acts as the Trust's underwriter in the distribution of the shares of each Fund. See "Investment Adviser" and "Service Providers" in this SAI for more information regarding the activities of SFIM.

Shares of the Funds are sold in a continuous offering and are authorized to be offered to certain registered separate accounts (the "Accounts") of State Farm Life Insurance Company and State Farm Life and Accident Assurance Company ("State Farm") to support certain variable annuity contracts and variable life insurance contracts offered by State Farm (together, the "Contracts"). Net purchase payments under the Contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the Fund corresponding to that subaccount. The Accounts purchase and redeem shares of the Funds for their subaccounts at net asset value without sales or redemption charges.

For each day on which a Fund's net asset value is calculated, the Accounts transmit to the Trust any orders to purchase or redeem shares of the Fund(s) based on the purchase payments, redemption (surrender) requests, and transfer requests from Contract owners, annuitants and beneficiaries that have been processed that day. The Accounts purchase and redeem shares of each Fund at the Fund's net asset value per share calculated as of that same day although such purchases and redemptions may be executed the next morning.

Please refer to the separate prospectuses for the Contracts and the Accounts for a more detailed description of the procedures whereby a Contract owner, annuitant or beneficiary may allocate his or her interest in the Account to a subaccount using the shares of one of the Funds as an underlying investment medium.

In the future, the Trust may offer shares of one or more of the Funds (including new funds that might be added to the Trust) to other registered or unregistered separate accounts of State Farm or its life insurance company affiliates to support variable annuity or variable life insurance contracts (other than the Contracts). Likewise, the Trust may also, in the future and subject to obtaining required regulatory approvals, offer shares of one or more of the Funds directly to qualified pension and retirement plans.

Because shares of the Funds are offered to Accounts supporting variable annuity Contracts and Accounts supporting variable life insurance Contracts, a potential for certain conflicts may exist between the interests of owners of variable annuity Contracts and owners of variable life insurance Contracts. Likewise, in the event that shares of any Fund are offered to qualified pension and retirement plans, a potential for certain conflicts may exist between the interests of variable annuity contract owners, variable life insurance contract owners and plan participants. The Trust does not currently foresee any disadvantage to owners of either variable annuity Contracts or variable life insurance Contracts arising from the fact that shares of any Fund might be held by such entities. The Trust's Board of Trustees, however, will monitor the Funds in order to identify any material irreconcilable conflicts of interest which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts.

REDEMPTION OF SHARES

Shares are redeemed at the net asset value per share next determined after the receipt of proper notice of redemption. Payment for redeemed shares will generally occur within seven days of receipt of a proper notice of redemption. The Trust reserves the right to redeem shares in kind. The right to redeem shares or to receive payment with respect to any redemption may be suspended for any period during which trading on the New York Stock Exchange is restricted as determined by the Commission or when such Exchange is closed (other than customary weekend and holiday closings) for any period during which an emergency exists, as defined by the Commission, which makes disposal of a Fund's securities or determination of the net asset value of a Fund not reasonably practicable, and for any other periods as the Commission may by order permit for the protection of shareholders of the Fund.

DIVIDENDS AND DISTRIBUTIONS

It is the Trust's intention to distribute substantially all the net investment income, if any, of a Fund. Dividends from net investment income of a Fund will be paid at least annually and distributions from net realized capital gains will be paid at least annually; all dividends and distributions will be reinvested in additional full and fractional shares of that Fund. Shares will begin accruing dividends on the day following the date on which the shares are issued, the date of issuance customarily being the "settlement" date.

ADDITIONAL INFORMATION

SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

Pursuant to an underwriting agreement and in addition to its duties as investment adviser, SFIM also acts as the principal underwriter for the Trust. For its services as principal underwriter, SFIM receives no additional compensation. As described more fully above, shares of each Fund are sold in a continuous offering and are authorized to be offered to the Accounts to support the Contracts.

CUSTODIANS

Chase Manhattan Trust Company of Illinois, c/o Chase Manhattan Bank, North American Insurance Securities Services, 3 Chase MetroTech Center, 6th Floor, Brooklyn, New York 11245 ("Chase Manhattan"), acts as custodian of the assets of the Money Market Fund, Bond Fund, and Stock and Bond Balanced Fund. Under its custody agreement with the Trust, Chase Manhattan maintains the portfolio securities acquired by the Money Market, Bond, and Stock and Bond Balanced Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of these Funds, and performs such other ministerial duties as are included in the custody agreement, a copy of which is on file with the Commission. Similarly, Barclays Global Investors, 45 Fremont Street, San Francisco, California 94105 ("BGI"), is the Trust's custodian for the Large Cap and Small Cap Equity Index Funds. Under its custody agreement with the Trust, BGI maintains the portfolio securities acquired by the Large Cap and Small Cap Equity Index Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of these Funds, and performs such other ministerial duties as are included in the custody agreement, a copy of which is on file with the Commission. Investors Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116 ("IBT"), is the Trust's custodian for the International Equity Index Fund. Under its custody agreement with the Trust, IBT maintains the portfolio securities acquired by the International Equity Index Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of this Fund, and performs such other ministerial duties as are included in the custody agreement, a copy of which is on file with the Commission.

Chase Manhattan, BGI, and IBT (the "custodians") may hold securities of the Funds in amounts sufficient to cover put and call options written on futures contracts in a segregated account by transferring (upon the Trust's instructions) assets from a Fund's general (regular) custody account. The custodians also will hold certain assets of certain of the Funds constituting margin deposits with respect to financial futures contracts at the disposal of FCMs through which such transactions are effected. SFIM performs fund accounting services, including the valuation of portfolio securities and the calculation of net asset value, for each of the Funds other than the International Equity Index Fund. IBT performs fund accounting services for the International Equity Index Fund.

CODE OF ETHICS

SFIM intends that: all of its activities function exclusively for the benefit of the owners or beneficiaries of the assets it manages; assets under management or knowledge as to current or prospective transactions in managed assets are not utilized for personal advantage or for the advantage of anyone other than the owners or beneficiaries of those assets; persons associated with SFIM and the Trust avoid situations involving actual or potential conflicts of interest with the owners or beneficiaries of managed assets; and situations appearing to involve actual or potential conflicts of interest or impairment of objectivity are avoided whenever doing so does not run counter to the interests of the owners or beneficiaries of the managed assets. The Board of Trustees of the Trust has adopted a Code of Ethics which imposes certain prohibitions, restrictions, preclearance requirements and reporting rules on the personal securities transactions of subscribers to the Code, who include the Trust's officers and Trustees and the employees of SFIM. Barclays has adopted a similar Code of Ethics relating to its employees, and the Board of Trustees of the Trust has adopted Barclays' Code of Ethics insofar as it relates to Barclays' employees' activities in connection with the Trust. The Board of Trustees believes that the provisions of its Code of Ethics and Barclays' Code of Ethics are reasonably designed to prevent subscribers from engaging in conduct that violates these principles. Subscribers to the Code of Ethics and to the Barclays Code of Ethics may invest in securities, including securities that may be purchased or held by a Fund.

INDEPENDENT AUDITORS

Ernst & Young LLP acts as independent auditors for the Trust. Its offices are at 233 South Wacker Drive, Chicago, Illinois 60606. Ernst & Young LLP performs an audit of the financial statements of the Trust annually and reviews the federal and state tax returns and performs other services as requested by management of the Trust.

SHARES

The Trust was organized as a business trust pursuant to the laws of the State of Delaware on February 21, 1997. The Trust is authorized to issue an unlimited number of shares of beneficial interest in the Trust, all without par value. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the Trust's Funds. There are currently six series of shares.

Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

State Farm Life Insurance Company ("State Farm") provided the initial capital for the Trust by purchasing $15,000,000, $30,000,000, $54,000,000, $10,000,000,
and $10,000,000 of shares in the Large Cap Equity Index, Small Cap Equity Index, International Equity Index, Bond, and Money Market Funds, respectively. Such shares were acquired for investment and can only be disposed of by redemption.

As of February 1, 2000, State Farm owned the following percentages of the Funds' outstanding shares:


                --------------------------------------------
                FUND                                   %
                --------------------------------------------
                Money Market Fund                      29.2%
                --------------------------------------------
                Bond Fund                              14.6%
                --------------------------------------------
                Large Cap Equity Index Fund             9.8%
                --------------------------------------------


                                         -37-

                --------------------------------------------
                Small Cap Equity Index Fund            35.5%
                --------------------------------------------
                International Equity Index Fund        50.9%
                --------------------------------------------
                Stock and Bond Balanced Fund              0%
                --------------------------------------------

All shares of the Funds other than those owned by State Farm are owned of record by the separate accounts underlying the Contracts. No person other than State Farm was known to own beneficially 5% or more of the outstanding shares of any Fund.

VOTING RIGHTS

Each share (including fractional shares) is entitled to one vote for each dollar of net asset value represented by that share on all matters to which the holder of that share is entitled to vote. Only shares representing interests in a particular Fund will be entitled to vote on matters affecting only that Fund. The shares do not have cumulative voting rights. Accordingly, owners of variable annuity or variable life insurance contracts having shares representing more than 50% of the assets of the Trust voting for the election of Trustees could elect all of the Trustees of the Trust if they choose to do so, and in such event, contract owners or plan participants having voting interests in the remaining shares would not be able to elect any Trustees.

Matters requiring separate shareholder voting by Fund shall have been effectively acted upon with respect to any Fund if a majority of the outstanding voting interests of that Fund vote for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting interests of any other Fund; or (2) the matter has not been approved by a majority of the outstanding voting interests of the Trust.

OTHER INFORMATION

This Statement of Additional Information and the Prospectus for the Trust do not contain all the information set forth in the registration statement and exhibits relating thereto (the "Registration Statement"), which the Trust has filed with the Commission, to which reference is hereby made.

AUDITED FINANCIAL STATEMENTS

The financial statements of the Trust appearing in this SAI have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing in the registration statement, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareowners
State Farm Variable Product Trust --
    Large Cap Equity Index Fund
    Small Cap Equity Index Fund
    International Equity Index Fund
    Stock and Bond Balanced Fund
    Bond Fund
    Money Market Fund

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of the Large Cap Equity Index Fund, Small Cap Equity Index Fund, International Equity Index Fund, Stock and Bond Balanced Fund, Bond Fund and Money Market Fund, comprising the State Farm Variable Product Trust as of December 31, 1999, and the related statements of operations and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds of the State Farm Variable Product Trust at December 31, 1999, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
January 28, 2000

                       STATE FARM VARIABLE PRODUCT TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 1999

                            Large Cap
                           Equity Index
                               Fund
                           ------------
Assets
  Investments in
    securities:
    At identified cost     $195,549,962
                           ============
    At value               $225,248,712
  Cash                          158,858
  Foreign currencies at
    value (cost $282,705)            --
  Receivable for:
    Dividends and
     interest                   184,268
    Shares of the Fund
     sold                       179,203
    Securities sold               7,501
    Expense cap
     reimbursement                   --
    Variation margin             28,225
    Prepaid expenses                672
                           ------------
    Total assets            225,807,439
                           ------------
Liabilities and Net
  Assets
  Payable for:
    Securities purchased          4,809
    Manager                     158,373
    Other                        59,055
                           ------------
    Total liabilities           222,237
                           ------------
  Net assets applicable
    to shares outstanding
    of common stock         225,585,202
                           ------------
  Fund shares outstanding    14,964,856
  Net asset value,
    offering price and
    redemption price per
    share                  $      15.07
                           ============
Analysis of Net Assets
  Excess of amounts
    received from sales
    of shares over
    amounts paid on
    redemptions of shares
    on account of capital  $195,659,431
  Accumulated net
    realized gain (loss)       (107,029)
  Net unrealized
    appreciation
    (depreciation)           30,012,975
  Undistributed
    (distributions in
    excess of) net
    investment income            19,825
                           ------------
    Net assets applicable
     to shares
     outstanding           $225,585,202
                           ============

                See accompanying notes to financial statements.

                            Small Cap    International    Stock & Bond                        Money
                           Equity Index  Equity Index       Balanced           Bond          Market
                               Fund          Fund             Fund             Fund           Fund
                           ------------  -------------  ----------------  --------------  -------------
Assets
  Investments in
    securities:
    At identified cost      86,162,618    115,598,221      36,009,688        72,228,859     38,471,891
                           ===========   ============     ===========      ============    ===========
    At value                95,225,184    152,733,931      38,158,798        69,617,257     38,471,891
  Cash                         102,683            225               1                --             --
  Foreign currencies at
    value (cost $282,705)           --        282,555              --                --             --
  Receivable for:
    Dividends and
     interest                   94,076        146,065              --         1,286,618        136,335
    Shares of the Fund
     sold                       53,717         56,826          18,618            76,591         66,946
    Securities sold                 --         17,798              --                --             --
    Expense cap
     reimbursement              76,029         52,349          19,086                --             --
    Variation margin            48,100             --              --                --             --
    Prepaid expenses               499             --              --               467            393
                           -----------   ------------     -----------      ------------    -----------
    Total assets            95,600,288    153,289,749      38,196,503        70,980,933     38,675,565
                           -----------   ------------     -----------      ------------    -----------
Liabilities and Net
  Assets
  Payable for:
    Securities purchased            --        290,966              --                --             --
    Manager                    116,914        212,041          18,618                --             --
    Other                       80,074        125,730          19,086            34,787         24,084
                           -----------   ------------     -----------      ------------    -----------
    Total liabilities          196,988        628,737          37,704            34,787         24,084
                           -----------   ------------     -----------      ------------    -----------
  Net assets applicable
    to shares outstanding
    of common stock         95,403,300    152,661,012      38,158,799        70,946,146     38,651,481
                           -----------   ------------     -----------      ------------    -----------
  Fund shares outstanding    8,754,477     10,498,882       2,992,974         7,416,942     38,651,481
  Net asset value,
    offering price and
    redemption price per
    share                        10.90          14.54           12.75              9.57           1.00
                           ===========   ============     ===========      ============    ===========
Analysis of Net Assets
  Excess of amounts
    received from sales
    of shares over
    amounts paid on
    redemptions of shares
    on account of capital   85,688,203    115,016,183      35,066,966        73,601,370     38,651,481
  Accumulated net
    realized gain (loss)       535,784        822,453         (16,583)          (43,622)            --
  Net unrealized
    appreciation
    (depreciation)           9,177,316     37,133,107       2,149,110        (2,611,602)            --
  Undistributed
    (distributions in
    excess of) net
    investment income            1,997       (310,731)        959,306                --             --
                           -----------   ------------     -----------      ------------    -----------
    Net assets applicable
     to shares
     outstanding            95,403,300    152,661,012      38,158,799        70,946,146     38,651,481
                           ===========   ============     ===========      ============    ===========

                See accompanying notes to financial statements.

                       STATE FARM VARIABLE PRODUCT TRUST
                            STATEMENTS OF OPERATIONS


Year ended December 31,           Large Cap                Small Cap
1999 and                        Equity Index              Equity Index
For the period from the             Fund                      Fund
date of inception to       -----------------------  ------------------------
December 31, 1998             1999         1998        1999         1998
-------------------------  -----------  ----------  -----------  -----------
Date of Inception                       1/22/1998                 1/29/1998
Investment income:
  Dividends                $ 1,611,522     328,684      888,749      443,671
  Interest                     556,792     130,191      152,538       41,268
                           -----------  ----------  -----------  -----------
                             2,168,314     458,875    1,041,287      484,939
  Less: foreign
    withholding taxes           15,727       1,833          276          108
                           -----------  ----------  -----------  -----------
    Total investment
      income                 2,152,587     457,042    1,041,011      484,831
Expenses:
  Investment advisory and
    management fees            351,017      46,527      258,832      118,508
  Professional fees             28,211      11,083       28,965       10,834
  Fidelity bond expense          2,284       1,114        2,018        1,253
  Trustees' fees                 4,800       4,500        4,800        4,500
  Reports to shareowners        59,632       1,499       69,481        1,499
  Security valuation fees        9,049       8,866       27,901       24,587
  Custodian fees                    --          --           --           --
  Index license fees             5,000       5,000        8,632        5,119
  Fund accounting expense           --          --           --           --
  Other                             --         440           --          436
                           -----------  ----------  -----------  -----------
    Total expenses             459,993      79,029      400,629      166,736
    Less: expense
      reimbursement from
      Manager                       --          --       77,089       16,690
                           -----------  ----------  -----------  -----------
    Net expenses               459,993      79,029      323,540      150,046
                           -----------  ----------  -----------  -----------
  Net investment income      1,692,594     378,013      717,471      334,785
Realized and unrealized
  gain (loss) :
    Net realized gain
      (loss) on sales of
      investments             (133,909)     22,524    3,960,061      860,154
    Net realized gain
      (loss) on forward
      foreign currency
      contracts                     --          --           --           --
    Net realized gain
      (loss) on foreign
      currency
      transactions                  --          --           --           --
    Net realized gain
      (loss) on futures
      contracts              2,960,885     246,549      439,233      (38,747)
    Net unrealized gain
      (loss) on open
      futures contracts       (111,375)    425,600       56,200       58,550
    Change in net
      unrealized
      appreciation or
      depreciation on
      investments and
      foreign currency
      transactions          22,889,729   6,809,021   10,106,108   (1,043,542)
                           -----------  ----------  -----------  -----------
  Net realized and
    unrealized gain
    (loss) on investments   25,605,330   7,503,694   14,561,602     (163,585)
                           -----------  ----------  -----------  -----------
  Net change in net
    assets resulting from
    operations             $27,297,924   7,881,707   15,279,073      171,200
                           ===========  ==========  ===========  ===========

                See accompanying notes to financial statements.


                                International            Stock & Bond                                       Money
                                 Equity Index              Balanced                  Bond                  Market
                                     Fund                    Fund                    Fund                   Fund
                           ------------------------  ---------------------  ----------------------  ---------------------
                              1999         1998         1999       1998        1999        1998        1999       1998
                           -----------  -----------  ----------  ---------  -----------  ---------  ----------  ---------
                                         1/22/1998               1/29/1998               1/22/1998              1/29/1998
Investment income:
  Dividends                  1,937,734    1,210,085     962,438    47,205            --         --          --        --
  Interest                     136,729       87,600          --        --     3,046,583    750,590   1,537,676   638,747
                           -----------  -----------  ----------  --------   -----------  ---------  ----------  --------
                             2,074,463    1,297,685     962,438    47,205     3,046,583    750,590   1,537,676   638,747
  Less: foreign
    withholding taxes          168,799      104,517          --        --            --         --          --        --
                           -----------  -----------  ----------  --------   -----------  ---------  ----------  --------
    Total investment
      income                 1,905,664    1,193,168     962,438    47,205     3,046,583    750,590   1,537,676   638,747
Expenses:
  Investment advisory and
    management fees            590,404      325,393          --        --       254,678     51,817     117,199    39,751
  Professional fees             30,069       18,200       8,535     5,245        19,027     10,807      16,173    10,562
  Fidelity bond expense          2,197        2,070       1,131       575         1,424        821       1,275       702
  Trustees' fees                 4,800        4,500       4,800     4,500         4,800      4,500       4,800     4,500
  Reports to shareowners        52,023        1,414      13,483     1,002        31,651      1,499      12,488     1,503
  Security valuation fees       33,885       44,336          --        --         3,841      1,859         228       237
  Custodian fees               229,981       91,529       2,634     2,178           795      3,139       1,666     3,541
  Index license fees            10,612       10,001          --        --            --         --          --        --
  Fund accounting expense       54,571       51,372          --        --            --         --          --        --
  Other                            294           --          --       409            --        424          --       421
                           -----------  -----------  ----------  --------   -----------  ---------  ----------  --------
    Total expenses           1,008,836      548,815      30,583    13,909       316,216     74,866     153,829    61,217
    Less: expense
      reimbursement from
      Manager                  202,180      107,042      30,583    13,909        10,602         --       7,330    10,516
                           -----------  -----------  ----------  --------   -----------  ---------  ----------  --------
    Net expenses               806,656      441,773          --        --       305,614     74,866     146,499    50,701
                           -----------  -----------  ----------  --------   -----------  ---------  ----------  --------
  Net investment income      1,099,008      751,395     962,438    47,205     2,740,969    675,724   1,391,177   588,046
Realized and unrealized
  gain (loss) :
    Net realized gain
      (loss) on sales of
      investments              951,382      117,394     (10,394)   (6,189)      (26,498)   (17,124)         --        --
    Net realized gain
      (loss) on forward
      foreign currency
      contracts                (57,922)     105,894          --        --            --         --          --        --
    Net realized gain
      (loss) on foreign
      currency
      transactions              58,992     (187,378)         --        --            --         --          --        --
    Net realized gain
      (loss) on futures
      contracts                     --           --          --        --            --         --          --        --
    Net unrealized gain
      (loss) on open
      futures contracts             --           --          --        --            --         --          --        --
    Change in net
      unrealized
      appreciation or
      depreciation on
      investments and
      foreign currency
      transactions          27,317,744    9,815,363   1,801,510   347,600    (2,817,207)   205,605          --        --
                           -----------  -----------  ----------  --------   -----------  ---------  ----------  --------
  Net realized and
    unrealized gain
    (loss) on investments   28,270,196    9,851,273   1,791,116   341,411    (2,843,705)   188,481          --        --
                           -----------  -----------  ----------  --------   -----------  ---------  ----------  --------
  Net change in net
    assets resulting from
    operations              29,369,204   10,602,668   2,753,554   388,616      (102,736)   864,205   1,391,177   588,046
                           ===========  ===========  ==========  ========   ===========  =========  ==========  ========

                See accompanying notes to financial statements.

                       STATE FARM VARIABLE PRODUCT TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS


Year ended December 31,            Large Cap                  Small Cap
1999 and                          Equity Index               Equity Index
For the period from the               Fund                       Fund
date of inception to       --------------------------  ------------------------
December 31, 1998              1999          1998         1999         1998
-------------------------  -------------  -----------  -----------  -----------
Date of Inception                          1/22/1998                 1/29/1998
From operations:
  Net investment income    $   1,692,594      378,013      717,471      334,785
  Net realized gain
    (loss)                     2,826,976      269,073    4,399,294      821,407
  Change in net
    unrealized
    appreciation or
    depreciation              22,778,354    7,234,621   10,162,308     (984,992)
                           -------------  -----------  -----------  -----------
Net change in net assets
  resulting from
  operations                  27,297,924    7,881,707   15,279,073      171,200
Distributions to
  shareowners from and in
  excess of:
  Net investment income       (1,676,954)    (373,828)    (719,491)    (330,768)
  Net realized gain           (3,203,078)          --   (3,929,564)    (755,353)
                           -------------  -----------  -----------  -----------
Total distributions to
  shareowners                 (4,880,032)    (373,828)  (4,649,055)  (1,086,121)
From Fund share
  transactions:
  Proceeds from shares
    sold                     146,055,719   30,942,223   38,826,501   11,591,139
  Reinvestment of
    distributions              4,880,032      373,828    4,649,055    1,086,121
                           -------------  -----------  -----------  -----------
                             150,935,751   31,316,051   43,475,556   12,677,260
  Less payments for
    shares redeemed            1,073,163      519,208      327,710      136,903
                           -------------  -----------  -----------  -----------
Net increase in net
  assets from Fund share
  transactions               149,862,588   30,796,843   43,147,846   12,540,357
                           -------------  -----------  -----------  -----------
Total increase in net
  assets                     172,280,480   38,304,722   53,777,864   11,625,436
                           -------------  -----------  -----------  -----------
Net assets:
  Beginning of period         53,304,722   15,000,000   41,625,436   30,000,000
                           -------------  -----------  -----------  -----------
  End of period+           $ 225,585,202   53,304,722   95,403,300   41,625,436
                           =============  ===========  ===========  ===========
+Including undistributed
  (distribution in excess
  of) net investment
  income                         $19,825        4,185        1,997        4,017
                           =============  ===========  ===========  ===========

                See accompanying notes to financial statements.


                                 International             Stock & Bond                                           Money
                                 Equity Index                Balanced                    Bond                     Market
                                     Fund                      Fund                      Fund                      Fund
                           -------------------------  -----------------------  ------------------------  ------------------------
                               1999         1998         1999         1998        1999         1998         1999         1998
                           ------------  -----------  -----------  ----------  -----------  -----------  -----------  -----------
                                          1/22/1998                1/29/1998                 1/22/1998                 1/29/1998
From operations:
  Net investment income       1,099,008      751,395      962,438      47,205    2,740,969      675,724    1,391,177      588,046
  Net realized gain
    (loss)                      952,452       35,910      (10,394)     (6,189)     (26,498)     (17,124)          --           --
  Change in net
    unrealized
    appreciation or
    depreciation             27,317,744    9,815,363    1,801,510     347,600   (2,817,207)     205,605           --           --
                           ------------  -----------  -----------  ----------  -----------  -----------  -----------  -----------
Net change in net assets
  resulting from
  operations                 29,369,204   10,602,668    2,753,554     388,616     (102,736)     864,205    1,391,177      588,046
Distributions to
  shareowners from and in
  excess of:
  Net investment income      (1,184,732)    (895,988)     (47,589)     (2,748)  (2,740,969)    (675,724)  (1,391,177)    (588,046)
  Net realized gain            (246,323)          --           --          --           --           --           --           --
                           ------------  -----------  -----------  ----------  -----------  -----------  -----------  -----------
Total distributions to
  shareowners                (1,431,055)    (895,988)     (47,589)     (2,748)  (2,740,969)    (675,724)  (1,391,177)    (588,046)
From Fund share
  transactions:
  Proceeds from shares
    sold                     46,732,878   12,288,814   30,594,022   5,522,631   48,987,283   14,570,954   23,783,771    8,868,290
  Reinvestment of
    distributions             1,431,055      895,988       47,589       2,748    2,740,969      675,724    1,391,177      588,046
                           ------------  -----------  -----------  ----------  -----------  -----------  -----------  -----------
                             48,163,933   13,184,802   30,641,611   5,525,379   51,728,252   15,246,678   25,174,948    9,456,336
  Less payments for
    shares redeemed             138,202      194,350      763,589     336,535    2,605,787      767,773    5,204,884      774,919
                           ------------  -----------  -----------  ----------  -----------  -----------  -----------  -----------
Net increase in net
  assets from Fund share
  transactions               48,025,731   12,990,452   29,878,022   5,188,844   49,122,465   14,478,905   19,970,064    8,681,417
                           ------------  -----------  -----------  ----------  -----------  -----------  -----------  -----------
Total increase in net
  assets                     75,963,880   22,697,132   32,583,987   5,574,712   46,278,760   14,667,386   19,970,064    8,681,417
                           ------------  -----------  -----------  ----------  -----------  -----------  -----------  -----------
Net assets:
  Beginning of period        76,697,132   54,000,000    5,574,812         100   24,667,386   10,000,000   18,681,417   10,000,000
                           ------------  -----------  -----------  ----------  -----------  -----------  -----------  -----------
  End of period+            152,661,012   76,697,132   38,158,799   5,574,812   70,946,146   24,667,386   38,651,481   18,681,417
                           ============  ===========  ===========  ==========  ===========  ===========  ===========  ===========
+Including undistributed
  (distribution in excess
  of) net investment
  income                       (310,731)    (226,077)     959,306      44,457           --           --           --           --
                           ============  ===========  ===========  ==========  ===========  ===========  ===========  ===========

                See accompanying notes to financial statements.

         STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND
                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

                                           Year ended   From inception date of
                                          December 31,   January 22, 1998 to
                                              1999        December 31, 1998
                                          ------------  ----------------------
Net asset value, beginning of period         $12.80              10.00
Income from Investment Operations
  Net investment income                        0.20               0.12
  Net gain on investments (both realized
    and unrealized)                            2.40               2.80
                                             ------             ------
  Total from investment operations             2.60               2.92
                                             ------             ------
Less Distributions
  Net investment income                       (0.20)             (0.12)
  Net realized gain                           (0.13)                --
                                             ------             ------
  Total distributions                         (0.33)             (0.12)
                                             ------             ------
Net asset value, end of period               $15.07              12.80
                                             ======             ======
Total Return                                  20.36%             29.26%(a)
Ratios/Supplemental Data
Net assets, end of period (millions)         $225.6               53.3
Ratio of expenses to average net assets        0.34%              0.32%(b)
Ratio of net investment income to
  average net assets                           1.25%              1.55%(b)
Portfolio turnover rate                           4%                 7%

----------

(a)  Not annualized.
(b)  Determined on an annualized basis.

         STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND
                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

                                           Year ended   From inception date of
                                          December 31,   January 29, 1998 to
                                              1999        December 31, 1998
                                          ------------  ----------------------
Net asset value, beginning of period         $ 9.54              10.00
Income from Investment Operations
  Net investment income                        0.41               0.27
  Net gain or loss on investments (both
    realized and unrealized)                   1.51              (0.46)
                                             ------             ------
  Total from investment operations             1.92              (0.19)
                                             ------             ------
Less Distributions
  Net investment income                       (0.41)             (0.09)
  Net realized gain                           (0.15)             (0.18)
                                             ------             ------
  Total distributions                         (0.56)             (0.27)
                                             ------             ------
Net asset value, end of period               $10.90               9.54
                                             ======             ======
Total Return                                  20.24%             (1.89)%(a)
Ratios/Supplemental Data
Net assets, end of period (millions)         $ 95.4               41.6
Ratio of expenses to average net assets        0.50%              0.50%(b)
Ratio of expenses to average net assets,
  absent of expense limitation                 0.62%              0.55%(b)
Ratio of net investment income to
  average net assets                           1.11%              1.11%(b)
Portfolio turnover rate                          46%                38%

----------

(a)  Not annualized.
(b)  Determined on an annualized basis.

       STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND
                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

                                           Year ended   From inception date of
                                          December 31,   January 22, 1998 to
                                              1999        December 31, 1998
                                          ------------  ----------------------
Net asset value, beginning of period         $11.63              10.00
Income from Investment Operations
  Net investment income                        0.13               0.13
  Net gain on investments (both realized
    and unrealized)                            2.92               1.65
                                             ------             ------
  Total from investment operations             3.05               1.78
                                             ------             ------
Less Distributions
  Net investment income                       (0.12)             (0.15)
  Net realized gain                           (0.02)                --
                                             ------             ------
  Total distributions                         (0.14)             (0.15)
                                             ------             ------
Net asset value, end of period               $14.54              11.63
                                             ======             ======
Total Return                                  26.21%             17.90%(a)
Ratios/Supplemental Data
Net assets, end of period (millions)         $152.7               76.7
Ratio of expenses to average net assets        0.75%              0.75%(b)
Ratio of expenses to average net assets,
  absent of expense limitation                 0.94%              0.93%(b)
Ratio of net investment income to
  average net assets                           1.02%              1.27%(b)
Portfolio turnover rate                          12%                 6%

----------

(a)  Not annualized.
(b)  Determined on an annualized basis.

         STATE FARM VARIABLE PRODUCT TRUST STOCK AND BOND BALANCED FUND
                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

                                           Year ended   From inception date of
                                          December 31,   January 29, 1998 to
                                              1999        December 31, 1998
                                          ------------  ----------------------
Net asset value, beginning of period         $11.41              10.00
Income from Investment Operations
  Net investment income                        0.25               0.14
  Net gain on investments (both realized
    and unrealized)                            1.11               1.32
                                             ------             ------
  Total from investment operations             1.36               1.46
                                             ------             ------
Less Distributions
  Net investment income                        (.02)             (0.05)
                                             ------             ------
  Total distributions                          (.02)             (0.05)
                                             ------             ------
Net asset value, end of period               $12.75              11.41
                                             ======             ======
Total Return                                  11.88%             14.66%(a)
Ratios/Supplemental Data
Net assets, end of period (millions)         $ 38.2                5.6
Ratio of expenses to average net assets        0.00%              0.00%(b)
Ratio of expenses to average net assets,
  absent of expense limitation                 0.14%              1.01%(b)
Ratio of net investment income to
  average net assets                           4.50%              3.43%(b)
Portfolio turnover rate                           2%                18%

----------

(a)  Not annualized.
(b)  Determined on an annualized basis.

                  STATE FARM VARIABLE PRODUCT TRUST BOND FUND
                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

                                           Year ended   From inception date of
                                          December 31,   January 22, 1998 to
                                              1999        December 31, 1998
                                          ------------  ----------------------
Net asset value, beginning of period         $10.15              10.00
Income from Investment Operations
  Net investment income                        0.52               0.49
  Net gain or loss on investments (both
    realized and unrealized)                  (0.58)              0.15
                                             ------             ------
  Total from investment operations            (0.06)              0.64
                                             ------             ------
Less Distributions
  Net investment income                       (0.52)             (0.49)
                                             ------             ------
  Total distributions                         (0.52)             (0.49)
                                             ------             ------
Net asset value, end of period               $ 9.57              10.15
                                             ======             ======
Total Return                                  (0.57)%             6.49%(a)
Ratios/Supplemental Data
Net assets, end of period (millions)         $ 70.9               24.7
Ratio of expenses to average net assets        0.60%              0.57%(b)
Ratio of expenses to average net assets,
  absent of expense limitation                 0.62%              0.00%(b)
Ratio of net investment income to
  average net assets                           5.38%              5.14%(b)
Portfolio turnover rate                           7%                26%

----------

(a)  Not annualized.
(b)  Determined on an annualized basis.

              STATE FARM VARIABLE PRODUCT TRUST MONEY MARKET FUND
                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

                                           Year ended   From inception date of
                                          December 31,   January 29, 1998 to
                                              1999        December 31, 1998
                                          ------------  ----------------------
Net asset value, beginning ofperiod          $ 1.00               1.00
Income from Investment Operations
  Net investment income                        0.05               0.05
                                             ------             ------
  Total from investment operations             0.05               0.05
                                             ------             ------
Less Distributions
  Net investment income                       (0.05)             (0.05)
                                             ------             ------
  Total distributions                         (0.05)             (0.05)
                                             ------             ------
Net asset value, end of period               $ 1.00               1.00
                                             ======             ======
Total Return                                   4.77%              4.76%(a)
Ratios/Supplemental Data
Net assets, end of period (millions)         $ 38.7               18.7
Ratio of expenses to average net assets        0.50%              0.43%(b)
Ratio of expenses to average net assets,
  absent of expense limitation                 0.53%              0.52%(b)
Ratio of net investment income to
  average net assets                           4.75%              5.04%(b)

----------

(a)  Not annualized.
(b)  Determined on an annualized basis.

                       STATE FARM VARIABLE PRODUCT TRUST
                         NOTES TO FINANCIAL STATEMENTS

1. Objective

State Farm Variable Product Trust (the "Trust") has six separate investment portfolios (the "Funds"). Shares of each Fund are offered exclusively in connection with variable annuity and variable life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. Each Fund is a separate investment portfolio with its own investment objective, investment policies, restrictions, and attendant risks.

The Large Cap Equity Index Fund (Large Cap Fund) seeks to match the performance of the Standard and Poor's Composite Index of 500 Stocks-Registered Trademark- (the "S&P 500") by investing in the securities that make up the S&P 500. The S&P 500 tracks the common stock performance of 500 large U.S. companies in the manufacturing, utility, transportation, and financial industries.

The Small Cap Equity Index Fund (Small Cap Fund) seeks to match the performance of the Russell 2000 Small Stock Index-Registered Trademark- (the "Russell 2000"). This Fund invests primarily in some of the stocks found in the Russell 2000. The Russell 2000 tracks the common stock performance of about 2,000 small U.S. companies.

The International Equity Index Fund (International Fund) seeks to match the performance of the Morgan Stanley Capital International Europe, Australia and Far East Free Index-Registered Trademark- (the "EAFE Free"). This Fund invests primarily in some of the stocks found in the EAFE Free. The EAFE Free tracks the common stock (or equivalent) performance of companies in which U.S. investors can invest in Europe, Australia, New Zealand and the Far East.

The Stock and Bond Balanced Fund (Balanced Fund) seeks long-term growth of capital, balanced with current income. This Fund invests in the Large Cap and Bond Funds.

The Bond Fund (Bond Fund) seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains. This Fund invests primarily in bonds issued by domestic companies.

The Money Market Fund (Money Market Fund) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

2. Significant accounting policies

SECURITY VALUATION

Investments are stated at value. Stocks traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the closing values of such securities on their respective exchanges where primarily traded. Long-term debt securities and U.S. Treasury bills are valued using quotations provided by an independent pricing service. All of the securities and assets of the Money Market Fund and short-term debt securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) held by any of the other Funds are valued on an amortized cost basis, which approximates market value. Investments in open-end investment companies are valued each day based on the closing net asset value of the respective fund. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Any securities not valued as described above are valued at a fair value as determined in good faith by the Board of Trustees or its delegate.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and long term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

FUND SHARE VALUATION

Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined daily on each day the New York Stock Exchange is open, except that a Fund need not compute a net asset value on any day when no purchase or redemption order has been received by the Fund. The net asset values are determined as of the close of regular session trading on the New York Stock Exchange (usually 3:00 p.m. Bloomington, Illinois time). The net asset value per share is computed by dividing the total value of the Funds investments and other assets, less liabilities, by the respective number of Fund shares outstanding.

FEDERAL INCOME TAXES, DIVIDENDS AND DISTRIBUTIONS TO SHAREOWNERS

It is the Funds' policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of their taxable income, as well as any net realized gain on sales of investments reportable for federal income tax purposes. The Funds' intend to comply with this policy and, accordingly, no provision for federal income taxes has been made.

Dividends and distributions payable to shareowners are recorded by the Large Cap, Small Cap, International, and Balanced Funds on the ex-dividend date. The Bond and Money Market Funds declare daily dividends equal to each Fund's respective net investment income, and distributions of such amounts are made at the end of each calendar quarter.

                       STATE FARM VARIABLE PRODUCT TRUST
                   NOTES TO FINANCIAL STATEMENTS (Continued)

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. The differences are primarily due to differing treatments for futures contracts (Large Cap and Small Cap Funds), the recognition of net realized losses (Large Cap, Small Cap and Balanced Funds), and foreign currency transactions (International Fund).

The International Fund has elected to mark-to-market its investments in Passive Foreign Investment Companies ("PFICs") for federal income tax purposes. In accordance with this election, the International Fund recognized unrealized appreciation relating to PFIC transactions of $188,324 and $278,952 during 1999 and 1998, respectively, which is treated as ordinary income for federal income taxes.

The accumulated net realized loss on sales of investments in the Bond Fund at December 31, 1999, amounting to $43,622 is available to offset future taxable gains. If not applied, the capital loss carryover expires as follows: $26,498 in 2007 and $17,124 in 2006.

FOREIGN CURRENCY TRANSLATIONS

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

FINANCIAL INSTRUMENTS

The Large Cap, Small Cap, and International Funds may enter into stock index futures contracts to hedge a portion of their portfolios. These contracts obligate a Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. Gains and losses are reflected as net realized gain (loss) on futures contracts in the statement of operations. Additionally, the International Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell foreign currencies. The Fund bears the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts.

3. Transactions with affiliates

The Trust has an investment advisory and management services agreement with State Farm Investment Management Corp. (Manager) who serves as the Trust's investment adviser and conducts the business and affairs of the Trust. Each Fund pays the Manager an investment advisory fee (computed on a daily basis and paid quarterly) at the following annual rates:

Large Cap Equity Index Fund                         .26% of average daily net assets
Small Cap Equity Index Fund                         .40% of average daily net assets
International Equity Index Fund                     .55% of average daily net assets
Stock and Bond Balanced Fund                        None
Bond Fund                                           .50% of average daily net assets
Money Market Fund                                   .40% of average daily net assets

The Manager has agreed not to be paid an investment advisory fee for performing its services for the Balanced Fund and has agreed to reimburse any other expenses incurred by the Balanced Fund. This expense limitation arrangement is voluntary and may be eliminated by the Manager at any time. However, the Manager receives investment advisory fees from managing the underlying Funds in which the Balanced Fund invests.

With respect to each of the Funds other than the Balanced and International Funds, the Manager has agreed to reimburse the expenses incurred by the Fund, other than the investment advisory fee, that exceed .10% of such Fund's average daily net assets. With respect to the International Fund, the Manager has agreed to reimburse the expenses incurred by the Fund, other than the investment advisory fee, that exceed .20% of the Fund's average daily net assets. These expense limitation arrangements are voluntary and may be eliminated by the Manager at any time.

                       STATE FARM VARIABLE PRODUCT TRUST
                   NOTES TO FINANCIAL STATEMENTS (Continued)

Investment advisory and management fees and expenses reimbursed were as follows:

                                        Year ended                 Period ended
                                    December 31, 1999           December 31, 1998
                                --------------------------  --------------------------
                                  Investment                  Investment
                                 Advisory and      Fees      Advisory and      Fees
Fund                            Management Fee  Reimbursed  Management Fee  Reimbursed
----                            --------------  ----------  --------------  ----------
Large Cap Equity Index Fund        $351,017      $     --      $ 46,527      $     --
Small Cap Equity Index Fund         258,832        77,089       118,508        16,690
International Equity Index
  Fund                              590,404       202,180       325,393       107,042
Stock and Bond Balanced Fund             --        30,583            --        13,909
Bond Fund                           254,678        10,602        51,817            --
Money Market Fund                   117,199         7,330        39,751        10,516

The Funds do not pay any discount, commission or other compensation for transfer agent or underwriting services provided by the Manager.

The Manager has engaged Barclays Global Fund Advisors (Barclay's) as the investment sub-advisor to provide day-to-day portfolio management for the Large Cap, Small Cap, and International Funds. In accordance with the overall investment objectives of each respective Fund, Barclay's determines which securities to buy and sell for each of these Funds, selects the brokers and dealers to effect the transactions, and negotiates commissions.

Certain officers and/or trustees of the Trust are also officers and/or directors of the Manager. The Funds made no payments to their officers or trustees except for the following trustees fees paid to the Trusts independent trustees:

                                           Year ended   Period ended
                                          December 31,  December 31,
                                              1999          1998
                                          ------------  ------------
Large Cap Equity Index Fund                  $4,800        $4,500
Small Cap Equity Index Fund                   4,800         4,500
International Equity Index Fund               4,800         4,500
Stock and Bond Balanced Fund                  4,800         4,500
Bond Fund                                     4,800         4,500
Money Market Fund                             4,800         4,500

4. Investment transactions

Investment transactions (exclusive of short-term instruments) were as follows:

                                           Year ended   Period ended
                                          December 31,  December 31,
                                              1999          1998
                                          ------------  ------------
Large Cap Equity Index Fund
  Purchases                               $153,980,183  $36,104,771
  Proceeds from sales                       5,344,729     1,671,512
Small Cap Equity Index Fund
  Purchases                                67,198,860    52,304,379
  Proceeds from sales                      28,192,770    12,266,263
International Equity Index Fund
  Purchases                                60,313,756    68,386,025
  Proceeds from sales                      12,886,705     3,948,180
Stock and Bond Balanced Fund:
  Large Cap Equity Index Fund
    Purchases                              18,636,811     3,275,491
    Proceeds from sales                       228,816       177,057
  Bond Fund
    Purchases                              12,358,427     2,239,590
    Proceeds from sales                       152,543       122,744
Bond Fund
  Purchases                                52,008,440    24,106,604
  Proceeds from sales                       3,090,673     3,284,209

                       STATE FARM VARIABLE PRODUCT TRUST
                   NOTES TO FINANCIAL STATEMENTS (Continued)

5. Futures and foreign currency contracts

The Large Cap and Small Cap Funds had the following open futures contracts at December 31, 1999:

                                                                                                                     Unrealized
                                                      Number of    Contract                      Expiration           Gain at
Fund                                 Type             Contracts     amount      Position            month             12/31/99
----                       -------------------------  ---------  -------------  --------  -------------------------  ----------
Large Cap Equity Index
  Fund                     S&P 500 Index                  34      $12,615,700      Long   March '00                   $314,225
Small Cap Equity Index
  Fund                     Russell 2000 Index             10        2,549,750      Long   March '00                    114,750

The aggregate market value of investments pledged to cover margin requirements for the open positions at December 31, 1999 were $12,592,868 and $2,300,217 in the Large Cap and Small Cap Funds, respectively.

The International Fund had the following open forward foreign currency contracts at December 31, 1999:

Foreign                                       U.S. Dollar  Unrealized
Amount                Currency                 Proceeds    Gain/Loss
------   -----------------------------------  -----------  ----------
  537    Euro                                    $545         $(14)

6. Fund share transactions

Proceeds and payments on Fund shares as shown in the statements of changes in net assets are in respect of the following number of shares:

                                                                                          International Equity
                           Large Cap Equity Index Fund   Small Cap Equity Index Fund           Index Fund
                           ----------------------------  ----------------------------  --------------------------
                            Year ended    Period ended    Year ended    Period ended    Year ended   Period ended
                           December 31,   December 31,   December 31,   December 31,   December 31,  December 31,
                               1999           1998           1999           1998           1999          1998
                           -------------  -------------  -------------  -------------  ------------  ------------
Shares sold                  10,553,923      2,676,195      3,990,707      1,262,394     3,818,817     1,129,477
Shares issued in
  reinvestment of
  ordinary income
  dividends and capital
  gain distributions            324,686         30,183        433,681        115,711        98,625        80,998
                            -----------    -----------    -----------    -----------   -----------   -----------
                             10,878,609      2,706,378      4,424,388      1,378,105     3,917,442     1,210,475
Less shares redeemed             76,687         43,444         33,155         14,861        11,008        18,027
                            -----------    -----------    -----------    -----------   -----------   -----------
Net increase in shares
  outstanding                10,801,922      2,662,934      4,391,233      1,363,244     3,906,434     1,192,448
                            ===========    ===========    ===========    ===========   ===========   ===========

                           Stock & Bond Balanced Fund          Bond Fund               Money Market Fund
                           --------------------------  --------------------------  --------------------------
                            Year ended   Period ended   Year ended   Period ended   Year ended   Period ended
                           December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
                               1999          1998          1999          1998          1999          1998
                           ------------  ------------  ------------  ------------  ------------  ------------
Shares sold                  2,564,307       519,686     4,970,698     1,439,766    23,783,771     8,868,290
Shares issued in
  reinvestment of
  ordinary income
  dividends and capital
  gain distributions             3,735           268       282,287        66,860     1,391,177       588,046
                           -----------    ----------   -----------   -----------   -----------   -----------
                             2,568,042       519,954     5,252,985     1,506,626    25,174,948     9,456,336
Less shares redeemed            63,779        31,253       266,906        75,763     5,204,884       774,919
                           -----------    ----------   -----------   -----------   -----------   -----------
Net increase in shares
  outstanding                2,504,263       488,701     4,986,079     1,430,863    19,970,064     8,681,417
                           ===========    ==========   ===========   ===========   ===========   ===========

                 APPENDIX A - DESCRIPTION OF MONEY MARKET SECURITIES

The following information includes a description of certain money market instruments in which a Fund may invest to the extent consistent with its investment objective.

BANK MONEY INSTRUMENTS. These include instruments, such as certificates of deposit and bankers' acceptances. Certificates of deposit are generally short-term, interest bearing negotiable certificates issued by commercial banks of savings and loan associations against funds deposited in the issuing institution. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

A Fund may not invest in any security issued by a commercial bank or a savings and loan association unless the bank or association is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation, in the case of banks, or the Federal Savings and Loan Insurance Corporation, in the case of savings and loan associations provided that this limitation shall not prohibit investments in foreign branches of banks which meet the foregoing requirements.

GOVERNMENT AGENCY SECURITIES. These include debt securities issued by government-sponsored enterprises, federal agencies or instrumentalities and international institutions. Such securities are not direct obligations of the U.S. Treasury but involve government sponsorship or guarantees. Thus the Trust may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

U.S. GOVERNMENT SECURITIES. These include marketable securities issued by the U.S. Treasury, which consist of bills, notes and bonds. Such securities are direct obligations of the U.S. government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

SHORT-TERM CORPORATE DEBT INSTRUMENTS. These include commercial paper (including variable amount master demand notes), which refers to short-term unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

Because variable amount master notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender may not sell or otherwise transfer the note without the borrower's consent. Such notes provide that the interest rate on the amount outstanding is adjusted periodically, typically on a daily basis in accordance with a stated short-term interest rate benchmark. Since the interest rate of a variable amount master note is adjusted no less often than every 60 days and since repayment of the note may be demanded at any time, the Trust values such a note in accordance with the amortized cost basis at the outstanding principal amount of the note.

Also included are nonconvertible corporate debt securities (e.g., bonds and debentures) with no more than one year remaining to maturity at the date of settlement. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities. Such issues with less than one year remaining to maturity tend to have greater liquidity and considerably less market value fluctuations than longer term issues.

Commercial paper investments at the time of purchase will be rated at least "A" by Standard and Poor's or "Prime" by Moody's, or, if not rated, issued by companies having an outstanding debt issue rated at least "A" by Standard and Poor's or by Moody's. See "Corporate Bond Ratings" in Appendix B.

REPURCHASE AGREEMENTS. A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires ownership of the obligation (debt security) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities will consist only of U.S. government or government agency securities, certificates of deposit, commercial paper or bankers' acceptances.

Repurchase agreements usually are for short periods, such as under one week. Repurchase agreements are considered to be loans under the Act, with the security subject to repurchase, in effect, serving as "collateral" for the loan. The Trust will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of a default by the seller because of bankruptcy or otherwise, the Trust may suffer time delays and incur costs or losses in connection with the disposition of the collateral.
Repurchase agreements will be entered into with primary dealers for periods not to exceed 30 days and only with respect to underlying money market securities in which the Fund may otherwise invest.

Because a repurchase agreement maturing in more than seven days is deemed an illiquid investment, investments in such repurchase agreements and other illiquid assets cannot exceed 10% of the Fund's net assets.

                                 APPENDIX B - RATINGS

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICES, INC.

AAA - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds which are rated Baa are considered as medium grade obligations i.e., they are neither highly protected not poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds which aare rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - The rating C is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to relative standing within the major rating categories.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Commercial paper rated A-1 by Standard & Poor's has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trends of earnings over a period of ten years;
(7) financial strength of a parent company and the relationships which exist with the issuer, and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                         STATE FARM VARIABLE PRODUCT TRUST
                        PART C OF THE REGISTRATION STATEMENT

ITEM 23.  EXHIBITS

          (a)       Declaration of Trust*

          (b)       Bylaws*

          (c)       N/A

          (d)(1) Investment Advisory and Management Services Contract between Registrant and State Farm Management Investment Corp.**

          (d)(2) Investment Sub-Advisory Agreement among Registrant, State Farm Investment Management Corp., and Barclays Global Fund Advisors**

          (e) Underwriting Agreement between Registrant and State Farm Investment Management Corp.**

          (f)       N/A

          (g)(1) Custodial Agreement between Registrant and The Chase Manhattan Bank***

          (g)(2) Custodial Agreement between Registrant and Barclays Global Investors, N.A.****

          (g)(3) Custodial Agreement between Registrant and Investors Bank and Trust Company****

          (g)(4) Delegation Agreement between Investors Bank and Trust Company and Registrant****

          (h)(1) Participation Agreement between Registrant and State Farm Life Insurance Company Separate Accounts****

          (h)(2) Participation Agreement between Registrant and State Farm Life and Accident Assurance Company Separate Accounts****

          (h)(3) Service Agreement among Registrant, State Farm Investment Management Corp., and State Farm Mutual Automobile Insurance Company**

          (i)       Consent of Sutherland, Asbill & Brennan, L.L.P.

          (j)       Consent of Ernst & Young LLP

          (k)       N/A

          (l)       N/A

          (m)       N/A

          (n)       None

          (p)(1) Code of Ethics of State Farm Growth Fund, Inc., State Farm Interim Fund, Inc., State Farm Balanced Fund, Inc., State Farm Municipal Bond Fund, Inc., State Farm Investment Management Corp. and State Farm Variable Product Trust.

          (p)(2) Code of Ethics of Barclays Global Investors, N.A. and its subsidiaries: Barclays Global Funds Advisors and Barclays Global Investors Services.

------------
* Incorporated by reference to the initial Registration Statement on Form N-1A filed on behalf of the Registrant on February 27, 1997 (File Nos. 333-22467, 811-08073).

** Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-1A filed on behalf of the Registrant on November 25, 1997 (File Nos. 333-22467, 811-08073).

*** Incorporated by reference to Post-Effective Amendment No. 1 on Form N-1A filed on behalf of Registrant on May 1, 1998 (File Nos. 333-22467, 811-08073)

**** Incorporated by reference to Post-Effective Amendment No. 2 on Form N-1A filed on behalf of Registrant on February 26, 1999 (File Nos. 333-22467, 811-08073)


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     The Registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the registrant within the meaning of this item. The information in the Statement of Additional Information under the caption "Management of the Trust - Trustees and Officers" and Additional Information - Shares is incorporated herein by reference.

ITEM 25.  INDEMNIFICATION

     As a Delaware business trust, Registrant's operations are governed by its Declaration of Trust dated February 21, 1997 (the Declaration of Trust). Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the DBTA) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's Declaration of Trust expressly provides that it has been organized under the DBTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant's shareholders could be subject to personal liability.

     To protect Registrant's shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

     The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 26   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     The information in the statement of additional information under the caption "Management of the Trust" is incorporated herein by reference. Other than its status as investment adviser and principal underwriter to four other State Farm mutual funds (see item 27 below), neither State Farm Investment Management Corp., nor any of its directors or officers, has at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature either for their own account or in the capacity of director, officer, employee, partner or trustee.

     Directors and Officers of State Farm Investment Management Corp.:

     Edward B. Rust, Jr., Director and President*

     Roger S. Joslin, Director, Vice President and Treasurer*

     John J. Killian, Director. Financial Vice President - State Farm
     Mutual Automobile Insurance Company, State Farm Fire and Casualty Company, and State Farm General Insurance Company; Underwriter - State Farm Lloyds; Controller - State Farm Lloyds, Inc.; Vice President and Assistant Treasurer - State Farm County Mutual Insurance Company of Texas; Assistant Treasurer - State Farm Indemnity Company; Secretary and

     Assistant Treasurer - State Farm International Services, Inc.; Director - Insurance Placement Services, Inc. (since 1996).

     Kurt G. Moser, Director and Senior Vice President*

     Vincent J. Trosino, Director. Director, Vice Chairman of the Board, Executive Vice President and Chief Operating Officer - State Farm Mutual Automobile Insurance Company; Director and Vice President - State Farm Fire and Casualty Company and State Farm General Insurance Company; Director - State Farm Lloyds, Inc., State Farm International Services, Inc., State Farm Life Insurance Company, State Farm Annuity and Life Insurance Company, and State Farm Life and Accident Assurance Company; Assistant Secretary - State Farm Companies Foundation.

     Paul N. Eckley, Senior Vice President*

     David R. Grimes, Assistant Vice President and Secretary  *

     Michael L. Tipsord, Assistant Secretary  *

     Jerel S. Chevalier, Assistant Secretary-Treasurer  *

     John S. Concklin, Vice President*

     Howard Thomas, Assistant Secretary - Treasurer*

     Donald O. Jaynes, Assistant Secretary*

     Stephen L. Horton, Assistant Secretary*

     David M. Moore, Assistant Secretary*

     * See the information contained in the statement of additional information under the caption "Management of the Trust," incorporated herein by reference.


ITEM 27.  PRINCIPAL UNDERWRITERS

State Farm Investment Management Corp. serves as the principal underwriter to the Registrant. Other than the Registrant, State Farm Investment Management Corp. serves as investment adviser and principal underwriter to the following investment companies: State Farm Growth Fund, Inc.; State Farm Balanced Fund, Inc.; State Farm Interim Fund, Inc.; and State Farm Municipal Bond Fund, Inc. The following table contains information concerning each director and officer of State Farm Investment Management Corp. (unless otherwise indicated, the principal business address for each person shown is One State Farm Plaza, Bloomington, IL 61710-0001):

Name and Principal     Positions and Offices         Positions and Offices
Business Address       with Underwriter              with Registrant
------------------------------------------------------------------------------
Edward B. Rust Jr.     Director and President        Trustee and President

Roger S. Joslin        Director, Vice President and  Trustee, Vice President
                       Treasurer                     and Treasurer

John J. Killian        Director                      None

Kurt G. Moser          Director and Senior Vice      Vice President
                       President

Vincent J. Trosino     Director                      None

Paul N. Eckley         Senior Vice President         Vice President

David R. Grimes        Assistant Vice President and  Assistant Vice President
                       Secretary                     and Secretary

Michael L. Tipsord     Assistant Secretary           Assistant Secretary

Jerel S. Chevalier     Assistant Secretary-          Assistant Secretary-
                       Treasurer                     Treasurer

Donald O. Jaynes       Assistant Secretary           Assistant Secretary

Stephen L. Horton      Assistant Secretary           Assistant Secretary

David M. Moore         Assistant Secretary           Assistant Secretary



                      Net
    Name of       Underwriting   Compensation
   Principal     Discounts and   on Redemption     Brokerage         Other
  Underwriter     Commissions   and Repurchase    Commissions     Compensation
-------------------------------------------------------------------------------
State Farm            N/A             N/A             N/A             N/A
Investment
Management
Corp.



ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

     (a)  Registrant

     (b)  State Farm Investment Management Corp.
          One State Farm Plaza
          Bloomington, Illinois  61710-0001

     (c)  Barclays Global Investors
          45 Fremont Street
          San Francisco, California  94105

     (d)  Investors Bank and Trust Company
          200 Clarendon Street
          Boston, Massachusetts  02116

     (e)  Chase Manhattan Trust Company of Illinois
          c/o Chase Manhattan Bank
          North American Insurance Securities Services
          3 Chase MetroTech Center, 6th Floor
          Brooklyn, New York 11245


ITEM 29.  MANAGEMENT SERVICES

All the management-related service contracts under which services are provided to the Registrant are discussed in Parts A and B of this Registration Statement.


ITEM 30.  UNDERTAKINGS

     The Registrant hereby undertakes to furnish, upon request and without charge, to each person to whom a prospectus for any Fund (other than the Money Market Fund) is delivered a copy of the Registrant's latest annual report to shareholders.

     The Registrant hereby undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon any question of removal of a trustee or trustees, and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, State Farm Variable Product Trust, certifies that it meets all of the requirements for effectiveness of this post-effective amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Bloomington, and state of Illinois on the 17th day of March 2000.

                                        STATE FARM VARIABLE PRODUCT TRUST



                                        By: /s/ Edward B. Rust, Jr.
                                            ------------------------------------
                                            Edward B. Rust, Jr.
                                            President

     Pursuant to the Securities Act of 1933, this post-effective amendment has been signed below by the following persons in the capacities and on the dates indicated.

        Signature                        Title                      Date
        ---------                        -----                      ----

/s/ Edward B. Rust , Jr.      Trustee, President and Chief
-------------------------     Executive Officer (principal
Edward B. Rust, Jr.           executive officer)


/s/ Roger S. Joslin           Trustee, Vice President, and
-------------------------     Treasurer (principal financial
Roger S. Joslin               and accounting officer)

/s/ Davis U. Merwin           Trustee                          March 17, 2000
-------------------------                                      --------------
Davis U. Merwin

/s/ James A. Shirk            Trustee
-------------------------
James A. Shirk
Trustee

/s/ Albert H. Hoopes          Trustee
-------------------------
Albert H. Hoopes

/s/ Thomas M. Mengler         Trustee
-------------------------
Thomas M. Mengler

                                 EXHIBIT INDEX
                                 -------------


   N-1A ITEM 23 EXHIBIT LETTER                     DESCRIPTION
 (i)                             Consent of Sutherland, Asbill & Brennan, L.L.P.

 (j)                             Consent of Ernst & Young LLP

 (p)(1)                          Code of Ethics of State Farm Growth Fund, Inc.,
                                 State Farm Interim Fund, Inc., State Farm
                                 Balanced Fund, Inc., State Farm Municipal Bond
                                 Fund, Inc., State Farm Investment Management
                                 Corp. and State Farm Variable Product Trust.

 (p)(2)                          Code of Ethics of Barclays Global Investors, N.A.
                                 and its subsidiaries: Barclays Global Funds
                                 Advisors and Barclays Global Investors Services.
